UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

623-266-4567

Date of fiscal year end:

8/31

Date of reporting period: 2/28/13

Item 1.  Reports to Stockholders.

CLASS I SHARES

SEMI-ANNUAL REPORT

AS OF FEBRUARY 28, 2013

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter

Investment Review

Schedules of Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financials

Financial Highlights

Supplemental Information

Privacy Notice

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia

Trustee, Chairman, President & CEO

Patrick H. McCollough

Trustee

Udo W. Koopmann

Trustee

Floyd E. Seal

Trustee

Stephen H. Hamrick

Trustee

Stephen Ventimiglia

Vice President & Secretary

Jonathan W. Ventimiglia

Vice President, Assistant Secretary,

                                                                                    Treasurer & Chief Financial Officer

James S. Vitalie

Vice President

Michael J. Wagner

Chief Compliance Officer

Rose Anne Casaburri

Assistant Secretary

Aaron J. Smith

Assistant Treasurer

Investment Manager

Distributor

Saratoga Capital Management, LLC

Northern Lights Distributors, LLC

1616 N. Litchfield Rd., Suite 165

17605 Wright Street, Suite 2

Goodyear, Arizona 85395

Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent

Custodian

Gemini Fund Services, LLC

BNY Mellon Corp.

17605 Wright Street, Suite 2

1 Wall Street, 25th Floor

Omaha, Nebraska 68130

New York, New York 10286

Administrator & Fund Accounting Agent

Custody Administrator

Gemini Fund Services, LLC

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

SEMI-ANNUAL REPORT TO SHAREHOLDERS

April 17, 2013

Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”).  This report covers the six months from September 1, 2012 through February 28, 2013.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ASSET ALLOCATION – THE INVESTMENT “COMPASS” THAT PROVIDES INVESTORS WITH AN OPPORTUNITY TO REMOVE INVESTMENT EXTREMES

Asset allocation is an investor’s investment balance between stocks, bonds, money market funds and other assets.  A key goal of asset allocation is to establish a “comfortable” blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement.  To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds).  By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds – a relatively conservative investment approach, or only investing in stock funds – a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul.  Conversely, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

Using asset allocation as an investment “compass” can help investors find a comfortable blend of investments that matches their risk tolerances.  A well-established asset allocation strategy can help investors to stay disciplined and patient through full market cycles (i.e., through both market declines and advances).  To achieve long-term investment goals, we believe it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul – they don’t quit on their investment plans.

The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies.  Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

ECONOMIC OVERVIEW

As measured by the Gross Domestic Product (GDP), the United States (U.S.) economy advanced by an annualized rate of 0.4% during the fourth quarter of 2012. The U.S. economy has grown for nearly 14 quarters since its last recessed quarter in June of 2009. The Personal Consumption Expenditure (PCE) sector of the U.S. economy is nearly $9.7 trillion, which makes up about 70% of America’s total GDP. The U.S. PCE’s current post-recession average of quarter-over-quarter annualized percent change (q-q % change) has been roughly 2%, which is one of the slowest rates of growth since 1947. Historically, the PCE’s 14-quarter average of q-q% change has been nearly 3.3% (including recessions). The Federal Reserve appears to be buying Treasuries (Treasury Bonds, Notes, and Bills) as fast as the Treasury department can print them to service the U.S. debt. From August 2008 to February 2012 the Monetary Base grew by over 200%. While the Monetary Base had started to consolidate after its enormous growth, the Fed’s refrain has ended. As of March 2013 the Monetary Base grew by greater than 10% year-over-year. At the March 20, 2013 Federal Reserve (Fed) Open Market Committee meeting, the Fed released the following statement in part: “Information received since the Federal Open Market Committee met in January suggests a return to moderate economic growth following a pause late last year. Labor market conditions have shown signs of improvement in recent months but the unemployment rate remains elevated. Household spending and business fixed investment advanced, and the housing sector has strengthened further, but fiscal policy has become somewhat more restrictive. Inflation has been running somewhat below the Committee's longer-run objective, apart from temporary variations that largely reflect fluctuations in energy prices. Longer-term inflation expectations have remained stable. Consistent with its statutory mandate, the Committee seeks to foster maximum employment and price stability. The Committee expects that, with appropriate policy accommodation, economic growth will proceed at a moderate pace and the unemployment rate will gradually decline toward levels the Committee judges consistent with its dual mandate. The Committee continues to see downside risks to the economic outlook...” We believe that the Fed is even more committed now to an accommodative policy than ever. We also believe that the money supply should continue to grow and interest rates are likely to remain low; that is, until unemployment comes down to a rate that the Fed believes is satisfactory, or when inflation becomes systemic.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class. Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA.

1055-NLD-4/26/2013

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investor Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 9/1/94 — 2/28/13*	5.32%
Ten Year: 3/1/03 — 2/28/13*	4.29%
Five Year: 3/1/08 — 2/28/13*	0.20%
One Year: 3/1/12 — 2/28/13	12.20%
Six Months: 9/1/12 — 2/28/13	13.11%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 1.56%.

PORTFOLIO ADVISOR COMMENTARY

For the six month period ended February 28, 2013, the Saratoga Large Capitalization Value Portfolio experienced a positive return.  Historically low interest rates and massive monetary stimulus, courtesy of the Federal Reserve and its quantitative easing (QE), has helped create an environment where many stocks have outperformed other major asset classes.  Outflows from stock mutual funds in general over the last few years abruptly reversed course and have now turned into significant inflows, helping to drive stock returns.  The U.S. economy continues its measured improvement led by the housing recovery, recent gains in jobs creation and other economic data.  China’s new government has made it clear that its economic policies will continue to support high single digit gross domestic product growth, keeping the engine behind global growth running.  Europe continues to be an anchor on global growth, but certain indicators point to reduced risk.  Overall, we remain optimistic about a sustainable economic recovery and a favorable stock market environment.

The positive performance produced by the Saratoga Portfolio during the six month period was led by the industrial and healthcare sectors.  More specifically, shares of Chicago Bridge & Iron (3.68%), ADT Corporation (3.25%), Mylan Inc. (3.84%), and Carefusion (2.69%) were the top performers in those sectors during the six month period.   Recently, we have replaced several investments in the Portfolio that achieved our price targets with new investments that we believe have more attractive risk/reward potential. New positions include Albemarle (2.43%), Dollar Tree (1.71%), LinnCo (2.93%), Mondelez (3.31%), Penn National Gaming (3.34%), Rayonier (1.61%), and Towers Watson (2.05%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/13.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Actavis Inc	4.0%
eBay Inc	3.9%
Mylan, Inc	3.8%
Sanofi - ADR	3.8%
Cameron International Corp.	3.7%
Chicago Bridge & Iron Co. NV	3.7%
McKesson Corp.	3.5%
Penn National Gaming Inc.	3.3%
QUALCOMM, Inc.	3.3%
Mondelez International Inc.	3.3%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

The Morningstar Large Value Average ("Large Value Average"), as of February 28, 2013, consisted of 1,300 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 9/1/94 — 2/28/13*	6.27%
Ten Year: 3/1/03 — 2/28/13*	8.64%
Five Year: 3/1/08 — 2/28/13*	7.01%
One Year: 3/1/12 — 2/28/13	17.73%
Six Months: 9/1/12 — 2/28/13	13.43%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 1.58%.

PORTFOLIO ADVISOR COMMENTARY

For the six month period ending February 28, 2013, the Saratoga Large Capitalization Growth Portfolio produced strong performance that was driven primarily by stock selection.  Of particular note were the Portfolio’s investments in the information technology and financials sectors.

Visa (4.91%) was the largest contributor to performance during the six month period, followed by SEI Investments (3.93%) and Google (7.23%).  Despite difficult headwinds during the early part of 2012, Visa shares rose as the rules resulting from government regulation appeared less onerous than originally thought.  The company continues to execute well and gain market share, as the secular shift to paperless payments on a global basis continues.  SEI shares were up as the company has benefitted from investments in its outsourcing services, which resulted in accelerating new sales.  The company continues to operate in a large addressable market and should continue to benefit from client adoption of its outsourcing solutions.  Shares of Google were also up as the company continued to execute well and increase its overall ad revenue growth.  The company has leveraged its competitive advantages to capitalize on the opportunity presented by the secular shift for more advertising spending to be online.

Microsoft (2.73%) was the largest detractor from performance, although its overall impact was not significant. Shares were under pressure during the quarter as revenue came in slightly below consensus, due primarily to a quarterly nuance, rather than anything structural.  Our investment thesis remains intact; we believe the business possesses key quality attributes that should allow the company to benefit from a number of trends including product cycles, online advertising growth and general technology spending patterns.

Our investment process is characterized by bottom-up, fundamental research and a long-term time horizon. The nature of the process results in our sector positioning being derived from our fundamental research.   This fundamental, bottom-up approach has led to overweight positions in the information technology and financials sectors and underweight positions primarily in the energy, consumer discretionary, and health care sectors.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/13.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Google, Inc.	7.2%
Cisco System, Inc.	5.8%
Amazon.com, Inc.	5.7%
Oracle Corp.	5.3%
Qualcomm, Inc.	4.9%
Visa, Inc.	4.9%
Lowe's Cos, Inc.	4.7%
Zimmer Holdings, Inc.	4.4%
American Express Co.	4.3%
United Parcel Service Inc.	4.2%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

The Morningstar Large Growth Average ("Large Growth Average"), as of February 28, 2013, consisted of 1,770 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 1/7/03 — 2/28/13*	9.45%
Ten Year: 3/1/03 — 2/28/13*	10.43%
Five Year: 3/1/08 — 2/28/13*	6.58%
One Year: 3/1/12 — 2/28/13	12.63%
Six Months: 9/1/12 — 2/28/13	16.08%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 1.96%.

PORTFOLIO ADVISOR COMMENTARY

“Risk” assets generally appreciated strongly during the six month period ended February 28, 2013, despite uncertainties surrounding the U. S. Presidential election, the U.S. “fiscal cliff”, the U.S. debt ceiling debate and slowing global economic growth. Offsetting all of these uncertainties was continued aggressive monetary easing by the central banks of the U.S. and Europe, joined by the Bank of Japan. As the period progressed, political turmoil eased and with continued support from global central banks small and mid cap stocks generally appreciated. The Portfolio produced a solid, positive return for the period that was generated primarily by positive stock selection.  All sectors contributed positively to returns.  The Industrials, Healthcare and Consumer sectors relatively contributed the most, while only the financial sector detracted slightly from relative results. Utility stocks were sold from the Portfolio during the period as valuations became full in our view, and exposure to the financial sector and cash was reduced.  The Industrials, Materials, Energy and Consumer sectors were increased in weighting.  At the end of the period, the Portfolio was overweight the Industrials, Information Technology, and Materials sectors, and underweight the Consumer, Healthcare and Utilities sectors.

We expect market volatility to remain elevated as the tug of war between fundamentals and liquidity continues.   The maturing business cycle and the unintended consequences of legislative policy implementation will likely continue to challenge top line growth and increase margin pressure through the first two to three quarters of 2013.  Offsetting these pressures is an ongoing credit boom driven by unprecedented global monetary reflationary efforts.  Stock appreciation is likely to be driven primarily by price-to-earnings multiple expansion rather than earnings growth going forward. The earnings recovery from the lows in 2009 is well advanced, but the market appears to remain skeptical of the sustainability of profit margins and future growth potential.  To a large extent, the level of multiple expansion within stock markets will probably be driven by public policy decisions, where there are plenty of cross-currents. To be certain there remain possibilities for exogenous shocks in 2013.  However, while the U.S. and European fiscal situations could generate significant volatility, they are well known and should not permanently impair equity values over the medium term.

We continue to emphasize businesses with what we believe are strong sustainable growth opportunities and high earnings visibility, where we can find them at attractive valuations.  Our focus remains on trying to identify companies with high returns and the potential to grow earnings and cash flow even in a weak economic environment.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Crown Holdings, Inc.	2.2%
United Rentals, Inc.	2.2%
XL Group PLC	2.2%
HCA Holdings, Inc.	2.1%
Towers & Watson & Company	2.1%
Hartford Financial Services Group, Inc.	2.0%
Helmerich & Payne, Inc.	2.0%
Reinsurance Group of America, Inc.	2.0%
NCR Corp.	2.0%
WESCO International, Inc.	1.9%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

The Morningstar Mid Capitalization Blend Average ("Mid Cap Blend Average"), as of February 28, 2013, consisted of 427 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 9/1/94 — 2/28/13*	8.88%
Ten Year: 3/1/03 — 2/28/13*	10.05%
Five Year: 3/1/08 — 2/28/13*	6.13%
One Year: 3/1/12 — 2/28/13	10.47%
Six Months: 9/1/12 — 2/28/13	10.60%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 1.73%.

PORTFOLIO ADVISOR COMMENTARY

In general, stock markets in the U.S. continued to show resilience during the six month period ended February 28, 2013.  After a correction that lasted from mid-September to mid-November, stocks generally rallied through the end of February.  Macro issues, like the debt ceiling in the U.S. and sovereign debt in Europe, are still concerns, but some others, like the health care debate and the “tax cliff”, have been addressed.  It is noteworthy that corporate earnings in the fourth quarter of 2012 and guidance for the full year came in somewhat better than expected.  During the six months ended February 28, 2013, small cap stocks, in general, outperformed large cap stocks and, within the small cap sector, value generally beat growth.

Although many investors remain uneasy about the outlook for the balance of 2013, we would note that even after the impact of sequestration, many economists expect U.S. real gross domestic product to still grow 1.5%-2.5% this year.  While that rate of growth may not be enough to substantially reduce the still-high unemployment rate, when combined with less fiscal uncertainty and continued monetary stimulus, it should create a favorable backdrop for stocks.  Since we focus on identifying companies with strong underlying fundamentals that are selling at valuations that in our view are below the market, we believe the Portfolio is well positioned going forward.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
MAXIMUS, Inc.	3.2%
Teleflex, Inc.	2.8%
Prosperity Bancshares, Inc.	2.6%
Spirit Airlines, Inc.	2.6%
MasTec, Inc.	2.5%
EMCOR Group, Inc.	2.4%
Barnes Group, Inc.	2.4%
Netgear Inc.	2.4%
West Pharmaceutical Services, Inc.	2.3%
Aptargroup, Inc.	2.3%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

The Morningstar Small Blend Average ("Small Blend Average"), as of February 28, 2013, consisted of 703 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: De Prince, Race & Zollo, Inc.,Winter Park, Florida

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 9/1/94 — 2/28/13*	1.54%
Ten Year: 3/1/03 — 2/28/13*	6.23%
Five Year: 3/1/08 — 2/28/13*	-4.51%
One Year: 3/1/12 — 2/28/13	4.93%
Six Months: 9/1/12 — 2/28/13	14.93%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 2.70%.

PORTFOLIO ADVISOR COMMENTARY

For the six month period ended February 28, 2013, the Saratoga International Equity Portfolio turned in positive performance.  The macro environment continued to improve as yields on European government bonds normalized, Chinese policymakers helped avoid a hard landing for their economy and many Developed Market Central Banks reaffirmed commitments of monetary stimulus.

Stock selection within Healthcare was the largest contributor to performance.  Sino Biopharmaceutical (0.00%) rose 26% on the heels of a better than expected earnings report in November driven largely by the successful launch of a new Hepatitis drug.  Sino exited the Portfolio after strong relative performance and reaching our relative price target.  Stock selection within Information Technology also benefitted performance as Playtech (2.41%) and Capgemini (1.83%) soared 43% and 33%, respectively.

MSCI China (0.00%) materially outperformed during the last four months of 2012, consequently we began taking profits in Chinese names to move funds into what we believe are other undervalued regions and sectors.  We remain positive regarding China due to better political and economic visibility; however, after the strong relative performance, the Portfolio’s China exposure has been reduced from 21% to less than 14%.  Funds were reinvested to increase holdings in Japan, Russia and South Korea.

Our bottom-up stock selection process continues to lead us to opportunities in cyclically exposed sectors with imminent fundamental catalysts as many of the more traditional, defensive, best of breed names continue to trade at stretched valuations with inflated earnings expectations in our view.  As macro concerns related to Europe and China (hard landing/political transition have receded), stock price correlations continue to decline. Historically, falling correlations are associated with a focus on fundamentals, which has been a ripe environment for our bottom-up stock selection process.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/13.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Total SA	2.5%
Playtech Ltd.	2.4%
Intermediate Capital Group PLC	2.3%
Travelsky Technology Ltd.	2.2%
Credit Suisse Group AG	2.0%
Standard Chartered PLC	1.9%
BHP Billiton PLC	1.9%
Philip Morris International Inc.	1.9%
Carillion PLC	1.9%
Cap Gemini SA	1.8%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of February 28, 2013, the MSCI EAFE ® Index consisted of the following 22 develop market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 1/28/03 — 2/28/13*	7.78%
Ten Year: 3/1/03 — 2/28/13*	8.10%
Five Year: 3/1/08 — 2/28/13*	10.95%
One Year: 3/1/12 — 2/28/13	15.26%
Six Months: 9/1/12 — 2/28/13	12.33%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 2.27%.

PORTFOLIO ADVISOR COMMENTARY

Helped by the Federal Reserve’s loose monetary policy, a strengthening economy and recognition that the nation’s fiscal issues likely won’t result in economic disaster (at least not in the near term), the stock market generally rose over the six month period ended February 28, 2013, with healthcare stocks generally doing better than the broader market.  This surprised some, who believed that implementation of the Affordable Care Act would hurt the stocks of companies that serve the healthcare market.

The Portfolio’s large position in the pharmaceutical distribution area paid off, as AmerisourceBergen (5.31%) and McKesson (4.78%) each posted returns of over 20% for the six month period.  Several other stocks in the Portfolio showed similar gains, including orthopedic device maker Stryker (2.43%), which was added as a new position in October and November of 2012.

Currently, we are finding a lot to like in the medical products and devices segment and have increased the Portfolio’s allocation there.  The Portfolio remains invested in a mix of companies in pharmaceuticals, devices, distribution, and other services.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/13.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amgen, Inc.	7.4%
Amerisource Bergen Corp.	5.3%
McKesson HBOC, Inc.	4.8%
Eli Lilly & Co.	4.7%
Pfizer, Inc.	4.7%
Cardinal Health, Inc.	4.6%
AstraZeneca PLC - ADR	3.9%
Becton Dickinson and Co.	3.9%
Waters Corp.	3.7%
CR Bard, Inc.	3.6%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston Massachusetts

and Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 1/7/03 — 2/28/13*	10.64%
Ten Year: 3/1/03 — 2/28/13*	11.91%
Five Year: 3/1/08 — 2/28/13*	11.55%
One Year: 3/1/12 — 2/28/13	3.20%
Six Months: 9/1/12 — 2/28/13	2.27%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 2.20%.

PORTFOLIO ADVISOR COMMENTARY

COMMENTARY FROM OAK ASSOCIATES, LTD. - During the second half of 2012, stocks generally struggled to absorb conflicting economic data: persistently weak employment numbers contrasted with a strong recovery in home prices and stable real estate market.  Given their generally high economic sensitivity, many technology stocks experienced increased volatility over the last six months.  After a sharp correction in the third quarter of 2012, many tech stocks rallied strongly through the end of February 2013.

Throughout 2012, the portion of the Portfolio that Oak Associates managed emphasized quality over beta.  Despite the gradual improvements in the economy, investors’ preferences for bellwethers and management teams that demonstrated a commitment to shareholder capital rewarded large-capitalization stocks disproportionately.  Our portion of the Portfolio exploited this characteristic by focusing on earnings quality and companies with a strong capital discipline.

Standout performers in the six month period ended February 28, 2013 included security software company Symantec Corp (2.76%), IT-consulting firm, Accenture (2.52%) and technology distributor Unisys (1.94%).

Laggards included Apple (8.95%) and IT-security provider Fortinet (0.00%).  A sharp correction in Apple hindered the Portfolio, as well as most major stock market indexes due to its large relative weighting, after several strong years.  The computer company became the world’s largest company in 2012, but struggled to retain that position as more realistic expectations have weighed on the company’s outlook.

Despite the solid performance of tech stocks generally, we believe that valuations remain appealing relative to the rest of the market.  In general, earnings have risen along with appreciating stock prices, and disciplined capital spending has kept profit margins high.  The resulting high levels of free cash flow and tempered sentiment toward the sector have kept expectations low and returns healthy.  As always, we will adjust our allocations based on relative opportunity.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/13.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Apple, Inc.	9.0%
Microsoft Corp.	4.7%
Qualcomm, Inc.	4.5%
Alliance Data Systems Corp.	2.8%
Symantec Corp.	2.8%
Oracle Corp.	2.6%
Northrop Grumman Corp.	2.5%
Accenture PLC	2.5%
LinkedIn Corp.	2.3%
Vmware, Inc.	2.3%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 1/7/03 — 2/28/13*	10.33%
Ten Year: 3/1/03 — 2/28/13*	10.85%
Five Year: 3/1/08 — 2/28/13*	-1.89%
One Year: 3/1/12 — 2/28/13	-4. 29%
Six Months: 9/1/12 — 2/28/13	8.97%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 2.85%.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Energy & Basic Materials Portfolio generated a positive return for the six month period ended February 28, 2013.  While crude oil prices declined roughly 5% during the period, energy stocks broadly benefited from improving macro sentiment and a welcomed wave of fund flows into stocks.  The Federal Reserve's loose monetary policy continues to keep dollar-denominated crude prices well supported and we expect this to continue for the foreseeable future with other central banks pursuing similar agendas.  Domestic natural gas prices improved roughly 25% during the period, providing a modest tailwind for select holdings in the Portfolio.  Though we are entering the seasonally weak spring shoulder season, cold weather has cleaned up natural gas inventories and reduced dry gas drilling should bring supply and demand into better balance in 2013.

The most significant contributors to the Portfolio’s performance during the period were Valero Energy (4.20%), Hess Corporation (4.68%), Noble Energy (4.39%), and Cabot Oil & Gas (3.15%).  The largest detractors were BG Group (2.56%), Cliffs Natural Resources (0.00%), and Weatherford International (1.30%).  During the period, we initiated positions in Valero Energy (4.20%), Sealed Air Corp. (2.94%), Cabot Oil & Gas (3.15%), Praxair (3.04%), and FirstEnergy (1.75%) and exited positions in Plains Exploration (0.00%) and Aperam (0.00%).

Our long term outlook for crude prices remains constructive, but likely range bound over the near to medium term.   Constraints at the upper end of the range include rising U.S. production, weak global demand, improving energy efficiency and the eventual end of global fiscal and monetary stimulus.  At the lower end, rising capital intensity of new supply, tight supply/demand balances and unpredictable geopolitical strife provide support.  Seasonal factors may drive price weakness in crude and natural gas as we head into the warmer summer months, though we expect this period to be short-lived. We will try to take advantage of any dislocation by purchasing, what in our view are, quality franchises at a discount to intrinsic value – a discipline that has served us well in the past.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/13.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Hess Corp.	4.7%
Chevron Texaco Corp.	4.5%
Noble Energy, Inc.	4.4%
Schlumberger, Ltd.	4.2%
Valero Energy Corp.	4.2%
Marathon Oil Corp.	4.2%
Haliburton Co.	4.0%
Exxon Mobil Corp.	3.9%
Royal Dutch Shell PLC - ADR	3.8%
LyondellBasell Industries	3.6%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper.  Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 1/7/03 — 2/28/13*	0.42%
Ten Year: 3/1/03 — 2/28/13*	1.65%
Five Year: 3/1/08 — 2/28/13*	-5.62%
One Year: 3/1/12 — 2/28/13	14.80%
Six Months: 9/1/12 — 2/28/13	14.42%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 4.05%.

PORTFOLIO ADVISOR COMMENTARY

For the six month period ended February 28, 2013, the Saratoga Financial Services Portfolio experience a positive return.  While the financial sector led the broader market during the period, the group exhibited significant volatility due to many investors concerns about the election and the fiscal cliff. In addition, low interest rates and moderating mortgage originations conspired to impact results in the commercial bank sector. As money center banks are less reliant on spread income and their underwriting/trading businesses stayed buoyant, many investors rotated into them. In general, capital markets stocks (asset managers/trust banks) were positive contributors to the Portfolio’s performance, largely due to the firms’ strong inflows and upward trending markets. As such, stocks positively impacting performance in the period included State Street (3.52%), Goldman Sachs (4.33%), Barclays Bank (1.96%) and Blackrock (2.89%).

Besides not owning any Bank of America (0.00%), weak relative performance came from REITs Digital Realty (1.53%) and Alexandria (1.41%), both of which missed earnings expectations.  In addition, regional bank PNC Financial (3.77%) reported disappointing results in the period and sold off. However, Alexandria and PNC have rebounded thus far in 2013 and we are willing to be patient with Digital Realty at these prices.

We continue to believe that the U.S. economy will recover slowly and that the markets will remain volatile. In this environment, we also believe that owning core positions in high quality, durable financial stocks is paramount. We define high quality by stability of earnings and book value, efficient use of capital and stable cash generation over time. Recent additions to the Portfolio have included new stocks such as UBS (0.95%), Aberdeen Asset Management (1.56%), PacWest Bancorp (1.47%) and Texas Capital Bancorp (0.99%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/13.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Bershire Hathaway, Inc.	6.3%
Citigroup, Inc.	4.8%
Wells Fargo & Co.	4.8%
Goldman Sachs Group, Inc.	4.3%
American Express Co.	4.3%
JPMorgan Chase & Co.	4.2%
ACE, Ltd.	4.0%
U.S Bancorp.	3.9%
PNC Financial Services Grp, Inc.	3.8%
The Travelers Companies, Inc.	3.7%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 9/1/94 — 2/28/13*	4.67%
Ten Year: 3/1/03 — 2/28/13*	3.28%
Five Year: 3/1/08 — 2/28/13*	3.25%
One Year: 3/1/12 — 2/28/13	1.63%
Six Months: 9/1/12 — 2/28/13	0.03%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 1.57%.

PORTFOLIO ADVISOR COMMENTARY

During the six month period ended February 28, 2013, the sub-par U.S. economic recovery continued. The job market showed improvement with the unemployment rate dropping from 8.1% to 7.7%.  Inflation has remained subdued in most developed countries, due largely to excess capacity in the goods and labor markets; however, prices of some key commodities like energy and food have remained stubbornly high. The housing sector is showing continued signs of bottoming as ultra low interest rates help lower mortgage payments for homebuyers.  U.S. Treasury prices generally declined over this time, and the yield on the ten-year note rose from 1.55% to 1.87%.

Corporate bonds generally outperformed U.S. Treasury securities during this period.  Treasury Inflation Protected Securities (TIPS) also generally outperformed nominal U.S. Treasury’s, as the fear of future inflation began to rise.

Importantly, we continue to keep interest rate sensitivity lower than the Portfolio’s benchmark with interest rates at extreme lows.  During the past two quarters, we reinvested bonds that have matured with what we believe are high quality securities, and shorter maturity U.S. Treasury and Federal Home Loan notes.   We continue to manage the Portfolio with an overweight in corporate credit and an underweight in U.S. Treasuries.  In this low yield environment the additional income derived from corporate bonds should enhance returns. We continue to invest a portion of the U.S. Treasury position in TIPS, which are U.S. Treasury securities that are indexed to inflation.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Federal Home Loan Mortgage, 5.125%, 10/18/2016	10.0%
Federal National Mortgage, 4.125%, 4/15/2014	7.8%
U.S. Treasury Notes - TIPS, 0.625%, 4/15/2013	5.9%
U.S. Treasury Notes, 2.250%, 5/31/2014	5.5%
General Electric Capital Corp., 5.500%, 1/8/2020	4.8%
U.S. Treasury Notes, 4.625%, 2/15/2017	4.5%
Federal National Mortgage, 5.00%, 4/15/2015	4.4%
BB&T Corp., 4.900%, 6/30/17	3.9%
Health Care REIT, Inc., 5.875%, 5/15/15	3.8%
CR Bard, Inc., 2.875%, 1/15/16	3.7%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

The Lipper Short-Intermediate Investment grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 9/1/94 — 2/28/13*	3.73%
Ten Year: 3/1/03 — 2/28/13*	2.41%
Five Year: 3/1/08 — 2/28/13*	2.25%
One Year: 3/1/12 — 2/28/13	1.09%
Six Months: 9/1/12 — 2/28/13	0.39%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 2.08%.

PORTFOLIO ADVISOR COMMENTARY

The sub-par U.S. economic recovery continued during the six month period ended February 28, 2013. The job market showed improvement with the unemployment rate dropping from 8.1% to 7.7%.  Inflation has remained subdued in most developed countries largely due to excess capacity in the goods and labor markets; however, prices of some key commodities like energy and food have remained stubbornly high. The housing sector is showing continued signs of bottoming as ultra low interest rates help lower mortgage payments for homebuyers.  U.S. Treasury prices generally declined over this period, and the yield on the ten year-note rose from 1.55% to 1.87%.

The Saratoga Municipal Bond Portfolio continues to be conservatively positioned in our view in regards to both rates and credit.  We continue to position the Portfolio with a shorter duration so if interest rates rise the Portfolio should experience less sensitivity to higher interest rates. We continue to underweight the states with large pension liabilities like Illinois. Our underweight in lower quality municipals detracted from performance in the last six month period, as lower quality municipals generally outperformed other index constituents. We continue to look for new opportunities as rates move higher.  Finally, we believe that the longer-term fundamentals will prevail and accordingly, we remain cautious on weaker municipal credits and interest rates.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
State of Louisiana Unref Bal- Ser, 5.00%, 9/1/19	4.6%
City of Anchorage Schools, Series A, 5.00%, 10/1/20	4.5%
Wilmington, NC Water & Sewer System, Revenue, 5.00%, 6/1/23	4.3%
Mercer County School District Finance Corp., School Building Revenue, 4.125%, 5/1/23	4.3%
Texas State Water Assistance, Series A, 4.50%, 8/1/22	4.2%
Kirksville, MO R-III School District, 5.00%, 3/1/20	4.1%
University of Maine System Revenue, 4.50%, 3/1/26	4.0%
Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA	4.0%
West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	3.7%
Passaic, NJ 3.50%, 8/1/18	3.7%

*Based on total net assets as of February 28, 2013
Excludes short-term investments.

The Lipper General Municipal Bond Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed, and it is not possible to invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class I)
2/28/13	0.01%

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 9/1/94 — 2/28/13*	2.41%
Ten Year: 3/1/03 — 2/28/13*	1.08%
Five Year: 3/1/08 — 2/28/13*	0.13%
One Year: 3/1/12 — 2/28/13	0.01%
Six Months: 9/1/12 — 2/28/13	0.00%

¹ The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

* Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 1.08%.

PORTFOLIO ADVISOR COMMENTARY

The Federal Reserve held its target on the Federal Funds rate at 0.0% - 0.25% during the first quarter of 2013. The Federal Reserve Open Market Committee (the “Committee”) decided to continue purchasing agency mortgage-backed securities at a pace of $40 billion per month and longer-term U.S. Treasury securities at a pace of $45 billion per month. The Committee stated it will continue its purchases of U.S. Treasury and agency mortgage-backed securities, and employ its other policy tools as appropriate, until the outlook for the labor market has improved substantially.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Advised by: Armored Wolf, LLC, Irvine, California

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 2/1/11 — 2/28/13*	3.11%
One Year: 3/1/12 — 2/28/13	3.29%
Six Months: 9/1/12 — 2/28/13	1.51%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 1.31%.

PORTFOLIO ADVISOR COMMENTARY

During the six month period ended February 28, 2013, for the most part financial markets behaved consistent with patterns since 2009. “Risk” assets such as stocks, corporate bonds, and real estate, generally rallied with intermittent periods of “risk-off” as outside events increased worries.  Global growth was mediocre at best, again dispersed with similar recent patterns.  Generally, China was strong but slowed a bit, U.S. growth was “ok”, Japan was flat to weaker, and Europe’s economies continued to deteriorate.  These all point to the primary driver of higher asset prices as liquidity pumping from central banks.  The election of Shinzo Abe in Japan added new fuel to this fire, as these central banks stay determined to do “whatever it takes” to support economies, which translated means asset markets.  Offsetting negative risk events again centered around Europe, but were only good enough for pullbacks and not a trend change.

Investments in the Portfolio continued to be focused on, what we believe, are the best of the questionably favorable risk assets, which were largely offset by various hedges and a focus on tactical positioning.  The largest sector allocation was again to U.S. high yield which, in our opinion, is the best asset class currently.  Long positions in Emerging Market corporate bonds added positively to performance.

Our current view is a bit more of the same with heightened caution.  Early year liquidity into stocks is likely to be maintained, but if it is not maintained it could create a reflexive unwind that could be more than a minor correction.  Positioning for the positive will continue to be in high yield bonds, largely hedged with stock optionality and tail risk structures based on European assets.  Strong emphasis will again be placed on tactical positioning.  The world may seem a safer place, but it is not in our view.  We believe that the real question for an investment manager is if and when investors will realize this and those forces overtake the reflationary central bank policy forces.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*
% of
Company	Net Assets
U.S Treasury Notes-TIPS, 0.125% 4/15/2016	25.8%
U.S Treasury Notes-TIPS, 1.250% 4/15/2014	5.4%
Panoro Energy ASA, 12.00%, 11/15/18	1.3%
U.S. Treasury Notes-TIPS, 1.125% 1/15/2021	1.1%
US Coatings Acquisition Inc., 7.375%, 5/1/21	0.9%
iShares JP Morgan EM Bond Fund	0.9%
HD Supply, Inc., 10.50%, 1/15/21	0.9%
Gran Colombia Gold Corp., 10.00%, 10/31/17	0.8%
Jaguar Land Rover Automotive PLC, 4.75%, 2/1/23	0.8%
East Lane Re Ltd., 5.8565%, 3/14/14	0.8%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: Ascent Investment Advisors, LLC, Greenwood, Colorado

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2013
Class I
Inception: 8/1/11 — 2/28/13*	15.85%
One Year: 3/1/12 — 2/28/13	27.54%
Six Months: 9/1/12 — 2/28/13	13.52%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2012 is 2.51%.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Portfolio Composition*

Top 10 Portfolio Holdings*

% of
Company	Net Assets
AvalonBay Communities Inc.	7.8%
Global Logistic Properties Ltd.	5.7%
PennyMac Mortgage Investment Trust	5.6%
American Tower Corp.	4.8%
China Overseas Land & Investment, Ltd.	4.7%
Mercialys SA	4.2%
Crown Castle International Corp.	3.9%
General Growth Properties, Inc.	3.7%
American Capital Agency Corp.	3.7%
Armour Residential REIT, Inc.	3.6%

*Based on total net assets as of February 28, 2013

Excludes short-term investments.

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited)
February 28, 2013

Shares		Value
	COMMON STOCK - 96.1%
	AUTO PARTS & EQUIPMENT - 1.7%
5,600	TRW Automotive Holdings Corp. *	$ 328,664

	BEVERAGES - 2.8%
12,400	Molson Coors Brewing Co.	548,204

	CHEMICALS - 5.1%
7,400	Albemarle Corp.	481,592
8,800	FMC Corp.	530,288
		1,011,880
	COMMERCIAL SERVICES - 5.3%
13,450	ADT Corp.	644,121
6,100	Towers Watson & Co.	406,077
		1,050,198
	COMPUTERS - 7.4%
1,110	Apple Inc.	489,954
21,500	EMC Corp. *	494,715
9,700	SanDisk Corp. *	488,783
		1,473,452
	ELECTRONICS - 2.7%
13,500	TE Connectivity Ltd.	541,755

	ENGINEERING & CONSTRUCTION - 3.7%
13,600	Chicago Bridge & Iron Co. NV	728,824

	ENTERTAINMENT - 3.3%
13,300	Penn National Gaming Inc. *	663,005

	FOOD - 4.9%
6,300	Kraft Foods Group Inc.	305,361
23,700	Mondelez International Inc.	655,305
		960,666
	HAND/MACHINE TOOLS - 3.1%
7,696	Stanley Black & Decker Inc.	605,675

	HEALTHCARE-PRODUCTS - 2.7%
16,300	CareFusion Corp. *	533,662

	INSURANCE - 8.5%
15,300	MetLife Inc.	542,232
10,300	Prudential Financial Inc.	572,371
9,950	Reinsurance Group of America Inc.	572,125
		1,686,728
	INTERNET - 3.9%
14,300	eBay Inc. *	781,924

	MACHINERY-DIVERSIFIED - 3.0%
3,700	Flowserve Corp.	593,850

	OIL & GAS - 4.9%
14,900	LinnCo LLC +	580,653
4,800	Occidental Petroleum Corp.	395,184
		975,837
	OIL & GAS SERVICES - 6.2%
11,600	Cameron International Corp. *	739,152
6,300	Schlumberger Ltd.	490,455
		1,229,607
	PHARMACEUTICALS - 15.1%
9,200	Actavis Inc. *	783,472
6,500	McKesson Corp.	689,845
25,700	Mylan Inc. *	760,977
16,000	Sanofi - ADR	755,360
		2,989,654

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Shares			Value
	PIPELINES - 2.1%
11,700	Williams Companies Inc.		$ 406,107

	REITS - 1.6%
5,700	Rayonier Inc.		318,459

	RETAIL - 4.8%
12,100	CVS Caremark Corp.		618,552
7,500	Dollar Tree Inc. *		338,887
			957,439
	SEMICONDUCTORS - 3.3%
10,000	QUALCOMM, Inc.		656,300

	TOTAL COMMON STOCK (Cost - $16,172,703)		19,041,890

	SHORT-TERM INVESTMENTS - 5.3%
1,049,130	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $1,049,130)		1,049,130

	COLLATERAL FOR SECURITIES LOANED - 2.9%
578,977	BNY Mellon Overnight Government Fund
	(Cost - $578,977)		578,977

	TOTAL INVESTMENTS - 104.3% (Cost - $17,800,810) (a)		$ 20,669,997

	OTHER LIABILITIES LESS ASSETS - (4.3) %		(846,515)

	NET ASSETS - 100.0%		$ 19,823,482

	* Non-income producing securities.
	+ All or a portion of the security is on loan.
	ADR - American Depository Receipt.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,870,170
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 3,211,345
		Unrealized depreciation:	(411,518)
		Net unrealized appreciation:	$ 2,799,827

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited)
February 28, 2013

Shares		Value
	COMMON STOCK - 99.4%
	BEVERAGES - 4.7%
16,550	Coca-Cola Co. (The)	$ 640,816
439	Diageo PLC - ADR	52,553
8,294	SABMiller PLC - ADR	414,949
		1,108,318
	BIOTECHNOLOGY - 2.5%
6,479	Amgen, Inc.	592,245

	COMMERCIAL SERVICES - 5.6%
6,542	Automatic Data Processing, Inc.	401,417
32,651	SEI Investments Co.	923,044
		1,324,461
	COSMETICS/PERSONAL CARE - 3.0%
9,215	Procter & Gamble Co. (The)	701,999

	DIVERSIFIED FINANANCIAL SERVICES - 13.7%
16,196	American Express Co.	1,006,581
2,942	Franklin Resources, Inc.	415,558
6,999	Greenhill & Co., Inc.	425,399
7,391	Legg Mason, Inc.	210,644
7,280	Visa, Inc.	1,154,899
		3,213,081
	FOOD - 2.4%
40,757	Danone SA - ADR	563,669

	HEALTHCARE-PRODUCTS - 6.2%
6,041	Varian Medical Systems Inc. *	426,676
13,676	Zimmer Holdings, Inc.	1,025,153
		1,451,829
	HOUSEHOLD PRODUCTS/WARES - 1.7%
4,818	Clorox Co. (The)	404,760

	INTERNET - 15.9%
5,102	Amazon.com, Inc. *	1,348,306
5,660	Blue Nile, Inc. *+	192,044
18,318	Facebook, Inc. *	499,166
2,121	Google, Inc. *	1,699,345
		3,738,861
	MEDIA - 1.6%
3,864	FactSet Research Systems, Inc. +	375,929

	OIL & GAS SERVICES - 1.3%
3,838	Schlumberger, Ltd.	298,788

	PHARMACEUTICALS - 4.2%
11,402	Merck & Co., Inc.	487,207
7,285	Novartis AG - ADR	493,923
		981,130
	RETAIL - 4.7%
28,930	Lowe's Cos, Inc.	1,103,680

	SEMICONDUCTORS - 8.2%
3,641	Altera Corp.	128,964
2,869	Analog Devices, Inc.	129,736
11,826	ARM Holdings PLC - ADR	514,668
17,680	QUALCOMM, Inc.	1,160,338
		1,933,706
	SOFTWARE - 10.8%
18,106	Autodesk, Inc. *	664,852
23,050	Microsoft Corp.	640,790
36,114	Oracle Corp.	1,237,266
		2,542,908

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Shares		Value
	TELECOMMUNICATIONS - 5.8%
65,778	Cisco Systems, Inc.	$ 1,371,471

	TRANSPORTATION - 7.1%
17,630	Expeditors International of Washington, Inc.	684,926
11,910	United Parcel Service Inc.	984,360
		1,669,286

	TOTAL COMMON STOCK (Cost - $19,883,407)	23,376,121

	SHORT-TERM INVESTMENTS - 1.3%
297,855	Milestone Treasury Obligations Portfolio, Institutional Portfolio
	(Cost - $297,855)	297,855

	COLLATERAL FOR SECURITIES LOANED - 1.8%
428,215	BNY Mellon Overnight Government Fund
	(Cost - $428,215)	428,215

	TOTAL INVESTMENTS - 102.5% (Cost - $20,609,477) (a)	$ 24,102,191

	OTHER LIABILITIES LESS ASSETS - (2.5) %	(591,755)

	NET ASSETS - 100.0%	$ 23,510,436

	* Non-income producing securities.
	+ All or a portion of the security is on loan.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,755,164
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 4,006,625
	Unrealized depreciation:	(659,598)
	Net unrealized appreciation:	$ 3,347,027

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited)
February 28, 2013

Shares		Value
	COMMON STOCK - 98.4%
	AEROSPACE/DEFENSE - 1.0%
2,675	B/E Aerospace Inc. *	$ 140,732

	AUTO MANUFACTURERS - 1.1%
6,275	Navistar International Corp. *+	155,808

	AUTO PARTS & EQUIPMENT - 2.3%
5,125	Delphi Automotive PLC *	214,481
3,400	Tenneco, Inc. *	120,462
		334,943
	BANKS - 6.4%
4,900	CIT Group Inc. *	205,114
16,075	Fifth Third Bancorp	254,628
39,300	Huntington Bancshares, Inc.	276,279
23,000	Regions Financial Corp.	175,950
		911,971
	CHEMICALS - 5.2%
1,950	Airgas Inc.	195,546
2,600	Celanese Corp.	121,810
3,225	FMC Corp.	194,338
3,750	Rockwood Holdings Inc.	234,750
		746,444
	COMMERCIAL SERVICES - 11.3%
4,500	Global Payments, Inc.	216,945
2,600	MAXIMUS, Inc.	189,228
6,925	Quanta Services, Inc. *	196,670
5,650	Rent-A-Center, Inc.	204,982
6,975	SEI Investments Co.	197,183
4,450	Towers Watson & Co.	296,236
5,775	United Rentals, Inc. *	308,443
		1,609,687
	COMPUTERS - 2.0%
10,250	NCR Corp. *	282,695

	DISTRIBUTION/WHOLESALE - 2.7%
4,850	LKQ Corp. *	102,771
3,750	WESCO International, Inc. *	277,125
		379,896
	ENERGY EQUIPMENT - 1.7%
9,450	Superior Energy Services, Inc. *	249,953

	FOOD - 1.8%
3,850	Ingredion Inc.	254,870

	HAND/MACHINE TOOLS - 1.3%
2,300	Snap-on, Inc.	184,621

	HEALTHCARE-SERVICES - 2.1%
8,250	HCA Holdings, Inc.	305,992

	HOME BUILDERS - 1.1%
4,100	Lennar Corp. +	158,219

	HOME FURNISHINGS - 1.3%
4,250	Harman International Industries Inc.	180,413

	HOUSEHOLD PRODUCTS/WARES - 2.8%
4,100	Jarden Corp. *	254,651
2,650	Spectrum Brands Holdings, Inc.	143,339
		397,990

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Shares		Value
	INSURANCE - 9.5%
5,700	Endurance Specialty Holdings, Ltd.	$ 251,028
12,150	Hartford Financial Services Group, Inc.	286,862
4,950	Reinsurance Group of America, Inc.	284,625
6,450	Validus Holdings, Ltd.	229,814
10,725	XL Group PLC	307,164
		1,359,493
	INTERNET SOFTWARE & SERVICES - 1.2%
3,225	Check Point Software Technologies Ltd. *	169,345

	INVESTMENT COMPANIES - 1.5%
11,575	Ares Capital Corp.	214,311

	IRON/STEEL - 3.3%
4,600	Carpenter Technology Corp.	217,258
3,750	Reliance Steel & Aluminum Co.	249,713
		466,971
	MACHINERY-DIVERSIFIED - 2.8%
4,675	AGCO Corp.	240,669
975	Flowserve Corp.	156,488
		397,157
	MEDIA - 2.1%
3,450	CBS Corp.	149,696
2,075	Discovery Communications Inc. *	152,160
		301,856
	MISCELLANEOUS MANUFACTURING - 1.4%
3,700	Pentair Ltd.	197,099

	OIL & GAS - 5.3%
4,325	Helmerich & Payne, Inc.	286,574
2,075	Noble Energy, Inc.	229,972
1,900	Pioneer Natural Resources Co.	239,039
		755,585
	PACKAGING & CONTAINERS - 3.6%
8,125	Crown Holdings, Inc. *	315,819
4,850	Packaging Corp. of America	202,633
		518,452
	PHARMACEUTICALS - 4.3%
15,200	Elan Corp. PLC - ADR *	172,368
3,527	Valeant Pharmaceuticals International, Inc. *	237,931
15,050	Warner Chilcott PLC	203,325
		613,624
	RETAIL - 4.3%
2,700	Darden Restaurants, Inc.	124,929
6,050	GNC Holdings Inc.	248,050
3,975	Signet Jewelers, Ltd.	243,350
		616,329
	SAVINGS & LOANS - 1.6%
28,425	First Niagara Financial Group, Inc.	232,516

	SEMICONDUCTORS - 4.2%
5,125	Avago Technologies, Ltd.	175,377
13,200	Rovi Corp. *	234,828
9,000	Skyworks Solutions Inc. *	191,700
		601,905

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Shares			Value
	SOFTWARE - 9.2%
13,825	Allscripts Healthcare Solutions, Inc. *		$ 175,854
3,700	BMC Software, Inc. *		148,259
8,875	Broadridge Financial Solutions, Inc.		203,681
2,700	Fiserv, Inc. *		221,697
1,550	Intuit, Inc.		99,944
12,450	Nuance Communications, Inc. *+		229,204
4,200	Solera Holdings, Inc.		236,460
			1,315,099

	TOTAL COMMON STOCK (Cost - $11,085,472)		14,053,976

	SHORT-TERM INVESTMENTS - 2.0%
288,470	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $288,470)		288,470

	COLLATERAL FOR SECURITIES LOANED - 1.8%
544,065	BNY Mellon Overnight Government Fund
	(Cost - $544,065)		544,065

	TOTAL INVESTMENTS - 100.4% (Cost - $11,918,007) (a)		$ 14,886,511

	OTHER LIABILITIES LESS ASSETS - (0.4) %		(58,769)

	NET ASSETS - 100.0%		$ 14,283,686

	* Non-income producing securities.
	+ All or a portion of the security is on loan.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,986,404
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$ 3,343,420
		Unrealized depreciation:	(443,313)
		Net unrealized appreciation:	$ 2,900,107

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited)
February 28, 2013

Shares		Value
	COMMON STOCK - 99.0%
	AIRLINES - 2.6%
14,030	Spirit Airlines, Inc. *	$ 284,107

	APPAREL - 4.0%
5,820	Hanesbrands, Inc. *	230,705
9,160	Iconix Brand Group, Inc. *	216,359
		447,064
	AUTO PARTS & EQUIPMENT - 3.4%
12,242	Dana Holding Corp.	204,809
7,841	Titan International Inc. +	165,524
		370,333
	BANKS - 8.5%
1,510	Bank of Marin Bancorp	56,761
6,880	Cardinal Financial Corp.	109,598
5,140	Eagle Bancorp Inc. *	111,538
12,670	First Midwest Bancorp Inc.	158,375
6,180	Prosperity Bancshares, Inc.	285,145
16,890	Umpqua Holdings Corp.	211,970
		933,387
	BEVERAGES - 1.5%
17,480	Cott Corp.	166,934

	CHEMICALS - 3.5%
3,430	Innophos Holdings, Inc.	167,487
7,050	RPM International, Inc.	214,390
		381,877
	COMMERCIAL SERVICES - 4.2%
4,860	MAXIMUS, Inc.	353,711
1,620	Towers Watson & Co.	107,843
		461,554
	DIVERSIFIED FINANCIAL SERVICES - 1.7%
9,424	National Financial Partners Corp. *	185,276

	ELECTRIC - 3.3%
4,100	Cleco Corp.	181,630
6,200	Portland General Electric Co.	184,078
		365,708
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
3,393	General Cable Corp. *	111,765

	ELECTRONICS - 1.5%
3,991	Itron, Inc. *	167,901

	ENGINEERING & CONSTRUCTION - 4.9%
6,835	EMCOR Group, Inc.	263,626
8,970	MasTec, Inc. *+	269,907
		533,533
	ENVIRONMENTAL CONTROL - 3.5%
12,690	Calgon Carbon Corp. *	216,491
9,900	Darling International, Inc. *	165,231
		381,722
	FOOD - 3.4%
2,140	J&J Snack Foods Corp.	148,131
3,050	Lancaster Colony Corp.	223,168
		371,299
	HEALTHCARE-PRODUCTS - 5.1%
3,810	Teleflex, Inc.	304,648
4,190	West Pharmaceutical Services Inc.	253,160
		557,808

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Shares		Value
	HEALTHCARE-SERVICES - 1.9%
4,192	Magellan Health Services Inc. *	$ 216,140

	INSURANCE - 6.1%
6,630	Aspen Insurance Holdings Ltd.	237,752
2,480	Proassurance Corp.	116,287
4,262	Protective Life Corp.	136,043
9,777	Tower Group International, Ltd.	182,341
		672,423
	MISCELLANEOUS MANUFACTURING - 10.3%
3,480	AO Smith Corp.	248,924
4,670	Aptargroup, Inc.	251,900
9,790	Barnes Group, Inc.	260,512
3,815	Crane Co.	205,171
3,558	EnPro Industries, Inc. *	165,554
		1,132,061
	OIL & GAS - 3.7%
9,926	Stone Energy Corp. *	202,987
25,951	Vaalco Energy, Inc. *	210,463
		413,450
	OIL & GAS SERVICES - 3.0%
5,920	Hornbeck Offshore Services, Inc. *	251,600
988	Oil States International, Inc. *	75,236
		326,836
	REITS - 6.4%
8,550	DuPont Fabros Technology, Inc.	198,018
7,990	LaSalle Hotel Properties	202,866
5,050	Pebblebrook Hotel Trust	120,745
2,502	PS Business Parks, Inc.	185,123
		706,752
	RETAIL - 4.1%
9,902	Aeropostale, Inc. *	128,924
4,440	Children's Place Retail Stores, Inc. (The) *	201,842
6,680	Finish Line, Inc. (The)	120,975
		451,741
	SAVINGS & LOANS - 4.4%
9,210	Capitol Federal Financial, Inc.	108,954
3,030	First Defiance Financial Corp.	68,236
10,280	Oritani Financial Corp.	151,219
8,970	Washington Federal Inc.	157,424
		485,833
	SEMICONDUCTORS - 1.5%
10,768	OmniVision Technologies, Inc. *	165,935

	TELECOMMUNICATIONS - 2.3%
7,640	Netgear Inc. *	260,142

	TRANSPORTATION - 3.2%
4,070	CAI International Inc. *	112,332
6,553	Old Dominion Freight Line Inc. *	235,580
		347,912

	TOTAL COMMON STOCK (Cost - $8,564,411)	10,899,493

	SHORT-TERM INVESTMENTS - 2.2%
239,184	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $239,184)	239,184

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Shares		Value
COLLATERAL FOR SECURITIES LOANED - 4.0%
442,163	BNY Mellon Overnight Government Fund
	(Cost - $442,163)	$ 442,163

	TOTAL INVESTMENTS - 105.2% (Cost - $9,245,758) (a)	$ 11,580,840

	OTHER LIABILITIES LESS ASSETS - (5.2) %	(575,480)

	NET ASSETS - 100.0%	$ 11,005,360
* Non-income producing securities.
+ All or a portion of the security is on loan.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,258,533 differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 2,441,930
	Unrealized depreciation:	(119,623)
	Net unrealized appreciation:	$ 2,322,307

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited)
February 28, 2013

Shares		Value
	COMMON STOCK - 98.2%
	AGRICULTURE - 1.9%
1,480	Philip Morris International Inc.	$ 135,790

	AUTO MANUFACTURERS - 1.7%
3,200	Honda Motor Co. Ltd.	120,233

	BANKS - 10.7%
1,403	BNP Paribas SA	78,593
1,740	BNP Paribas SA - ADR	48,894
5,250	Credit Suisse Group AG	140,538
7,150	DBS Group Holdings, Ltd.	87,003
270	DBS Group Holdings, Ltd. - ADR	13,190
6,370	Itau Unibanco Holding SA - ADR	112,494
2,073	Qatar National Bank SAQ	73,591
5,400	Sberbank SP - ADR	74,466
5,135	Standard Chartered PLC	139,372
		768,141
	BEVERAGES - 1.4%
820	Remy Cointreau SA	103,723

	CHEMICALS - 7.4%
830	Akzo Nobel NV	52,908
2,510	Industries Qatar QSC	117,175
8,780	Israel Chemicals, Ltd.	113,236
1,670	Lonza Group AG	104,581
12,000	Taiyo Nippon Sanso Corp.	84,527
28,000	TSRC Corp.	57,877
		530,304
	COMMERCIAL SERVICES - 1.1%
134,792	Anhui Expressway Co.	77,125

	COMPUTERS - 1.8%
2,670	Cap Gemini SA	131,179

	COSMETICS/PERSONAL CARE - 1.0%
2,680	Natura Cosmeticos SA	69,267

	DISTRIBUTION/WHOLESALE - 3.2%
6,060	Mitsubishi Corp.	120,612
7,410	Mitsui & Co., Ltd.	110,205
		230,817
	DIVERSIFIED FINANCIAL SERVICES - 2.3%
27,520	Intermediate Capital Group PLC	162,577

	ELECTRIC - 1.2%
9,510	AES Tiete SA	87,062

	ELECTRONICS - 1.1%
9,000	Yaskawa Electric Corp.	81,414

	ENGINEERING & CONSTRUCTION - 1.9%
28,880	Carillion PLC	134,894

	FOOD - 3.3%
930	Casino Guichard Perrachon SA	93,486
6,351	Pinar SUT Mamulleri Sanayii AS	54,061
2,300	Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	88,556
		236,103
	HEALTHCARE-PRODUCTS - 2.5%
40,080	Fisher & Paykel Healthcare Corp., Ltd.	85,502
659	Straumann Holding AG	91,205
		176,707

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Shares		Value
	INSURANCE - 2.5%
1,370	AXA SA	$ 23,736
2,760	AXA SA - ADR	47,693
302	Fairfax Financial Holdings, Ltd.	111,286
		182,715
	INVESTMENT COMPANIES - 2.3%
300	Delek Group, Ltd.	79,125
2,850	Investor AB	83,591
		162,716
	LODGING - 1.8%
2,900	Kangwon Land Inc.	87,978
55,820	NagaCorp, Ltd.	44,348
		132,326
	MACHINERY-CONSTRUCTION & MINING - 1.3%
3,800	Komatsu Ltd.	96,139

	MACHINERY-DIVERSIFIED - 2.8%
1,600	FLSmidth & Co. A/S	109,291
816	Pfeiffer Vacuum Technology AG	92,690
		201,981
	METAL FABRICATE/HARDWARE - 1.6%
2,100	Vallourec SA	111,757

	MINING - 6.2%
4,350	BHP Billiton PLC	137,258
2,670	Newmont Mining Corp.	107,574
12,290	OZ Minerals, Ltd.	79,596
94,500	Zhaojin Mining Industry Co., Ltd.	123,836
		448,264
	OFFICE/BUSINESS EQUIPMENT - 1.7%
3,300	Canon Inc.	119,982

	OIL & GAS - 7.2%
55,000	CNOOC Ltd.	107,508
12,300	Precision Drilling Corp.	102,849
3,860	Royal Dutch Shell PLC	126,772
3,643	Total SA	182,151
		519,280
	OIL & GAS SERVICES - 1.5%
6,800	AMEC PLC	107,296

	PHARMACEUTICALS - 5.1%
1,520	AstraZeneca PLC	68,924
360	Roche Holding AG	82,715
425	Roche Holding AG - ADR	24,382
440	Sanofi	41,615
1,320	Sanofi - ADR	62,317
2,390	Teva Pharmaceutical Industries, Ltd. - ADR	89,386
		369,339
	REAL ESTATE - 2.2%
3,600	Mitsui Fudosan Co., Ltd.	91,996
20,570	Shanghai Industrial Holdings Ltd.	67,022
		159,018
	RETAIL - 5.4%
106,000	Anta Sports Products Ltd.	100,343
60,918	Debenhams PLC	87,061
23,140	Kingfisher PLC	96,918
43,589	Lifestyle International Holdings Ltd.	104,838
		389,160
	SOFTWARE - 6.1%
6,900	Capcom Co. Ltd.	106,396
20,020	Playtech Ltd.	173,388
236,971	Travelsky Technology Ltd.	155,350
		435,134

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Shares			Value
	TELECOMMUNICATIONS - 2.9%
2,500	Nippon Telegraph & Telephone Corp.		$ 114,764
3,590	Vodafone Group PLC - ADR		90,253
			205,017
	TEXTILES - 2.7%
79,999	Texwinca Holdings Ltd.		80,292
18,000	Toray Industries Inc.		111,250
			191,542
	TRANSPORTATION - 1.1%
3,496	Deutsche Post AG		78,378

	WATER - 1.3%
7,010	Suez Environnement Co.		93,412

	TOTAL COMMON STOCK (Cost - $6,740,177)		7,048,792

	SHORT-TERM INVESTMENTS - 1.7%
123,572	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $123,572)		123,572

	TOTAL INVESTMENTS - 99.9% (Cost - $6,863,749) (a)		$ 7,172,364

	OTHER ASSETS LESS LIABILITIES - 0.1%		7,576

	NET ASSETS - 100.0%		$ 7,179,940

	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,927,501
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 657,277
		Unrealized depreciation:	(412,414)
		Net unrealized appreciation:	$ 244,863

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Unaudited)
February 28, 2013

Shares			Value
	COMMON STOCK - 97.3%
	BIOTECHNOLOGY - 7.4%
14,000	Amgen, Inc.		$ 1,279,740

	ELECTRONICS - 6.8%
12,700	Agilent Technologies, Inc.		526,796
7,000	Waters Corp. *		649,040
			1,175,836
	HEALTHCARE-PRODUCTS - 28.3%
1,500	Baxter International, Inc.		101,400
7,600	Becton Dickinson and Co.		669,256
68,300	Boston Scientific Corp. *		504,737
7,800	CareFusion Corp. *		255,372
4,200	Covidien PLC		266,994
6,300	CR Bard, Inc.		622,755
11,400	Greatbatch, Inc. *		308,598
11,000	Medtronic, Inc.		494,560
10,000	Patterson Cos. Inc.		363,400
6,600	Stryker Corp.		421,608
4,600	Techne Corp.		312,754
7,700	Zimmer Holdings Inc.		577,192
			4,898,626
	HEALTHCARE-SERVICES - 4.9%
7,900	UnitedHealth Group, Inc.		422,255
7,000	WellPoint, Inc.		435,260
			857,515
	PHARMACEUTICALS - 49.9%
19,500	AmerisourceBergen Corp.		920,400
15,000	AstraZeneca PLC - ADR		681,600
17,300	Cardinal Health, Inc.		799,433
14,900	Eli Lilly & Co.		814,434
13,500	GlaxoSmithKline PLC - ADR		594,405
7,000	Johnson & Johnson		532,770
7,800	McKesson Corp.		827,814
13,000	Merck & Company, Inc.		555,490
8,200	Novartis AG - ADR		555,960
29,600	Pfizer, Inc.		810,152
41,726	PharMerica Corp. *		597,933
10,808	Sanofi - ADR		510,246
14,575	Targacept, Inc. *		63,110
10,200	Teva Pharmaceutical Industries, Ltd. - ADR		381,480
			8,645,227

	TOTAL COMMON STOCK (Cost - $12,997,176)		16,856,944

	SHORT-TERM INVESTMENTS - 2.4%
	MONEY MARKET FUND - 2.4%
421,244	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $421,244)		421,244

	TOTAL INVESTMENTS - 99.7% (Cost - $13,418,420) (a)		$ 17,278,188

	OTHER ASSETS LESS LIABILITIES - 0.3%		47,382

	NET ASSETS - 100.0%		$ 17,325,570

	* Non-income producing securities.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,482,421
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 4,011,988
		Unrealized depreciation:	(216,221)
		Net unrealized appreciation:	$ 3,795,767

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited)
February 28, 2013

Shares		Value
	COMMON STOCK - 93.1%
	AEROSPACE/DEFENSE - 2.5%
21,010	Northrop Grumman Corp.	$ 1,379,937

	BIOTECHNOLOGY - 0.6%
6,540	Illumina, Inc. *	327,850

	COMMERCIAL SERVICES - 2.8%
9,440	Alliance Data Systems Corp. *	1,498,034

	COMPUTERS - 22.6%
18,360	Accenture PLC	1,365,250
10,979	Apple, Inc.	4,846,131
11,860	Cognizant Technology Solutions Corp. *	910,492
65,150	Dell, Inc.	908,842
4,830	IBM Corp.	970,009
29,750	Lexmark International, Inc.	655,095
7,000	NetApp, Inc. *	236,810
6,805	SanDisk Corp. *	342,904
45,800	Unisys Corp. *	1,052,484
19,500	Western Digital Corp.	919,620
		12,207,637
	DIVERSIFIED FINANCIAL SERVICES - 1.0%
3,294	Visa, Inc.	522,560

	ELECTRONICS - 2.4%
12,608	InvenSense, Inc. *	151,548
15,500	Itron, Inc. *	652,085
8,662	Trimble Navigation, Ltd. *	514,783
		1,318,416
	INTERNET - 15.6%
2,600	Amazon.com, Inc. *	687,102
35,275	Angie's List, Inc. *	601,791
11,953	eBay, Inc. *	653,590
15,529	ExactTarget, Inc. *	346,297
6,907	F5 Networks, Inc. *	652,228
1,440	Google, Inc. *	1,153,728
7,481	LinkedIn Corp. *	1,258,155
9,205	MercadoLibre, Inc.	788,040
4,987	Shutterfly, Inc. *	215,837
6,228	Splunk, Inc. *	225,018
63,700	Symantec Corp. *	1,493,128
5,413	Trulia, Inc. *	129,046
5,048	Zillow, Inc. *	216,862
		8,420,822
	MACHINERY-DIVERSIFIED - 0.4%
2,587	Rockwell Automation, Inc.	233,710

	REITS - 1.2%
8,649	American Tower Corp.	671,162

	SEMICONDUCTORS - 17.3%
8,825	Analog Devices, Inc.	399,066
86,900	Applied Materials, Inc.	1,190,530
12,650	Broadcom Corp.	431,491
10,150	Cree, Inc. *	459,085
46,010	Intel Corp.	959,309
21,120	KLA-Tencor Corp.	1,156,531
33,000	Marvell Technology Group Ltd.	333,300
11,855	Maxim Integrated Products Inc.	369,876
37,389	QUALCOMM, Inc.	2,453,840
14,245	Texas Instruments, Inc.	489,601
29,841	Xilinx, Inc.	1,112,174
		9,354,803

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Shares		Value
	SOFTWARE - 17.7%
19,070	BMC Software, Inc. *	$ 764,135
50,300	CA, Inc.	1,231,847
17,290	Check Point Software Technologies, Ltd. *	907,898
4,274	Guidewire Software, Inc. *	156,215
90,611	Microsoft Corp.	2,518,986
41,290	Oracle Corp.	1,414,595
11,594	Red Hat, Inc. *	589,091
4,600	Salesforce.com, Inc. *	778,412
17,223	Vmware, Inc. *	1,237,128
		9,598,307
	TELECOMMUNICATIONS - 9.0%
33,670	Amdocs, Ltd.	1,227,945
7,962	Aruba Networks, Inc. *	198,413
18,230	AT&T, Inc.	654,639
12,730	Ciena Corp. *	194,005
59,100	Cisco Systems, Inc.	1,232,235
6,951	Crown Castle International Corp. *	485,180
12,346	Juniper Networks, Inc. *	255,315
10,195	Motorola Solutions, Inc.	634,231
		4,881,963

	TOTAL COMMON STOCK (Cost - $42,446,049)	50,415,201

	EXCHANGE TRADED FUNDS - 1.0%
	EQUITY FUND - 1.0%
18,586	Technology Select Sector SPDR Fund	550,703
	TOTAL EXCHANGE TRADED FUNDS (Cost - $543,661)	550,703

	SHORT-TERM INVESTMENTS - 6.3%
3,397,423	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $3,397,423)	3,397,423

	TOTAL INVESTMENTS - 100.4% (Cost - $46,387,133) (a)	$ 54,363,327

	OTHER LIABILITIES LESS ASSETS - (0.4) %	(234,038)

	NET ASSETS - 100.0%	$ 54,129,289

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $46,598,374
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 9,384,005
	Unrealized depreciation:	(1,619,052)
	Net unrealized appreciation:	$ 7,764,953

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited)
February 28, 2013

Shares			Value
	COMMON STOCK - 97.3%
	CHEMICALS - 9.3%
3,687	Dow Chemical Co. (The)		$ 116,952
2,626	LyondellBasell Industries		153,936
1,166	Praxair Inc.		131,816
			402,704
	COAL - 2.9%
3,841	Consol Energy, Inc.		123,488

	ELECTRIC - 7.0%
2,308	Edison International		110,853
1,915	FirstEnergy Corp.		75,604
1,996	National Fuel Gas Co.		116,147
			302,604
	MINING - 0.9%
1,187	Freeport-McMoRan Copper & Gold, Inc.		37,889

	OIL & GAS - 53.4%
1,556	Anadarko Petroleum Corp.		123,826
6,281	BG Group PLC		111,074
3,002	BP PLC - ADR		121,281
2,203	Cabot Oil & Gas Corp.		136,520
1,665	Chevron Corp.		195,055
4,892	Cobalt International Energy, Inc. *		120,686
680	EOG Resources, Inc.		85,483
1,880	Exxon Mobil Corp.		168,354
3,049	Hess Corp.		202,759
5,365	Marathon Oil Corp.		179,728
2,376	Noble Corp.		85,108
1,715	Noble Energy, Inc.		190,073
2,486	Royal Dutch Shell PLC - ADR		163,206
2,065	SM Energy Co.		119,522
2,460	Transocean, Ltd.		128,658
3,987	Valero Energy Corp.		181,767
			2,313,100
	OIL & GAS SERVICES - 17.8%
1,995	Cameron International Corp. *		127,121
4,184	Halliburton Co.		173,678
1,290	Lufkin Industries Inc.		83,567
8,668	Newpark Resources, Inc. *		76,365
905	Oil States International Inc. *		68,916
2,352	Schlumberger, Ltd.		183,103
4,728	Weatherford International Ltd. *		56,169
			768,919
	PACKAGING & CONTAINERS - 2.9%
5,726	Sealed Air Corp.		127,174

	PIPELINES - 3.1%
3,680	Kinder Morgan Inc.		136,418

	TOTAL COMMON STOCK (Cost - $3,414,249)		4,212,296

	WARRANTS - 0.2%	EXPIRATION DATE - EXERCISE PRICE
	PIPELINES - 0.2%
2,123	Kinder Morgan Inc. *	5/25/2017 - $40.00
	TOTAL WARRANTS (Cost - 3,630)		9,341

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited) (Continued)
February 28, 2013
Shares			Value
SHORT-TERM INVESTMENTS - 1.7%
75,135	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $75,135)		$ 75,135

	TOTAL INVESTMENTS - 99.2% (Cost - $3,493,014) (a)		$ 4,296,772

	OTHER ASSETS LESS LIABILITIES - 0.8%		34,465

	NET ASSETS - 100.0%		$ 4,331,237

* Non-income producing securities.
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,511,794 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 913,178
		Unrealized depreciation:	(128,200)
		Net unrealized appreciation:	$ 784,978

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Unaudited)
February 28, 2013

Shares		Value
	COMMON STOCK - 96.4%
	BANKS - 43.8%
6,854	Barclays PLC	$ 31,927
1,842	Citigroup, Inc.	77,309
2,929	Fifth Third Bancorp	46,395
662	First Republic Bank	24,130
470	Goldman Sachs Group Inc. (The)	70,387
1,408	JPMorgan Chase & Co.	68,879
442	M&T Bank Corp.	45,124
876	PacWest Bancorp	23,941
981	PNC Financial Services Group, Inc.	61,205
1,209	Standard Chartered PLC	32,946
1,012	State Street Corp.	57,269
382	Texas Capital Bancshares Inc. *	16,143
973	UBS AG	15,459
1,843	U.S. Bancorp.	62,625
2,230	Wells Fargo & Co.	78,228
		711,967
	DIVERSIFIED FINANCIAL SERVICES - 20.7%
3,889	Aberdeen Asset Management PLC	25,368
1,111	American Express Co.	69,049
770	Ameriprise Financial, Inc.	52,845
196	BlackRock Inc. - Cl. A	46,991
981	Discover Financial Services	37,798
353	Franklin Resources, Inc.	49,861
2,028	Invesco, Ltd.	54,330
		336,242
	INSURANCE - 23.4%
753	ACE, Ltd.	64,299
345	Aflac, Inc.	17,233
1,380	American International Group, Inc. *	52,454
1,002	Berkshire Hathaway, Inc. - Cl. B *	102,364
1,421	MetLife, Inc.	50,360
751	Travelers Cos Inc. (The)	60,395
1,348	Unum Group	32,986
		380,091
	REITS - 5.8%
323	Alexandria Real Estate Equities, Inc.	22,978
371	Digital Realty Trust, Inc.	24,850
292	Simon Property Group, Inc.	46,387
		94,215
	SAVINGS & LOANS - 2.7%
3,424	People's United Financial, Inc.	44,854

	TOTAL COMMON STOCK (Cost - $1,202,968)	1,567,369

	SHORT-TERM INVESTMENTS - 1.9%
30,497	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $30,497)	30,497

	TOTAL INVESTMENTS - 98.3% (Cost - $1,233,465) (a)	$ 1,597,866

	OTHER ASSETS LESS LIABILITIES - 1.7%	27,410

	NET ASSETS - 100.0%	$ 1,625,276

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,237,508
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 373,641
	Unrealized depreciation:	(13,283)
	Net unrealized appreciation:	$ 360,358

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Unaudited)
February 28, 2013

Principal		Value
	U.S. GOVERNMENT AND AGENCIES - 50.3. %
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 13.0%
$ 250,000	4.75%, 11/17/15	$ 279,399
800,000	5.125%, 10/18/16	930,438
		1,209,837
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 12.3%
700,000	4.125%, 4/15/14 +	730,636
375,000	5.00%, 4/15/15 +	412,173
		1,142,809
	U.S. TREASURY NOTES - 19.1%
300,000	2.00%, 2/15/22	307,570
500,000	2.25%, 5/31/14	512,715
200,000	4.125%, 5/15/15	216,938
300,000	4.25%, 8/15/15	328,992
360,000	4.625%, 2/15/17	417,417
		1,783,632
	U.S. TREASURY INFLATION PROTECTION SECURITIES - 5.9%
500,000	0.625%, 4/15/13	547,039

	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost $4,463,773)	4,683,317

	CORPORATE BONDS AND NOTES - 47.2%
	BANKS - 3.9%
325,000	BB&T Corp., 4.90%, 6/30/17	361,656

	BEVERAGES - 1.3%
117,000	Diageo Capital PLC, 1.50%, 5/11/17	118,393

	CHEMICALS - 3.7%
315,000	Dow Chemical Co., 4.125%, 11/15/21	340,384

	DIVERSIFIED FINANCIAL SERVICES - 5.9%
100,000	American Express Credit Corp., 2.80%, 9/19/16	105,788
378,000	General Electric Capital Corp., 5.50%, 1/8/20	448,319
		554,107
	GAS - 1.1%
100,000	Southern California Gas Co., 5.50%, 3/15/14	105,003

	HEALTHCARE-PRODUCTS - 5.6%
325,000	CR Bard, Inc., 2.875%, 1/15/16	341,422
175,000	Stryker Corp., 2.00%, 9/30/16	181,710
		523,132
	INSURANCE - 6.1%
150,000	Berkshire Hathaway Inc., 1.90%, 1/31/17	154,670
275,000	PartnerRe Finance B LLC, 5.50%, 6/1/20	311,057
85,000	Prudential Financial Inc., 6.00%, 12/1/17	101,202
		566,929
	MISCELLANEOUS MANUFACTURING - 3.0%
240,000	Cooper US Inc., 6.10%, 7/1/17	282,870

	OIL & GAS - 3.6%
325,000	Occidental Petroleum Corp., 1.75%, 2/15/17	333,589

	OIL & GAS SERVICES - 3.1%
220,000	Weatherford International Ltd, 9.625%, 3/1/19	288,510

	PHARMACEUTICALS - 3.9%
100,000	Cardinal Health Inc., 1.90%, 6/15/17	101,770
250,000	Merck & Co. Inc., 5.30%, 12/1/13	259,015
		360,785
	REGIONAL - 2.2%
200,000	Province of Ontario Canada, 2.45%, 6/29/22	201,805
See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Principal		Value
	REITS - 3.8%
$ 325,000	Health Care REIT, Inc., 5.875%, 5/15/15	$ 356,324

	TOTAL CORPORATE BONDS AND NOTES (Cost - $4,096,909)	4,393,487

Shares
	SHORT-TERM INVESTMENTS - 1.6%
147,873	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $147,873)	147,873

	COLLATERAL FOR SECURITIES LOANED - 12.7%
1,184,375	BNY Mellon Overnight Government Fund
	(Cost - $1,184,375)	1,184,375

	TOTAL INVESTMENTS - 111.8% (Cost - $9,892,930) (a)	$ 10,409,052

	OTHER ASSETS LESS LIABILITIES - (11.8%)	(1,100,784)

	NET ASSETS - 100.0%	$ 9,308,268

	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,892,930
	the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 516,380
	Unrealized depreciation:	(258)
	Net unrealized appreciation:	$ 516,122

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Unaudited)
February 28, 2013

Principal		Value
	MUNICIPAL BONDS - 96.7%
	ALASKA - 4.5%
	Education - 4.5%
$ 150,000	City of Anchorage Schools, Series A, 5.00%, 10/1/20	$ 169,760

	CALIFORNIA - 10.0%
	Education - 6.9%
125,000	Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA	147,842
100,000	Grossmont-Cuyamaca, CA Community College District, Series B, 5.00%, 8/1/23	110,599
		258,441
	General Obligation - 3.1%
100,000	State of California, Variable Purpose, 5.00%, 3/1/21	116,024
		374,465
	CONNECTICUT - 2.7%
	General Obligation - 2.7%
100,000	Wilton, CT, 2.00%, 2/1/15	102,873

	DELAWARE - 3.9%
	General Obligation - 3.9%
40,000	County of New Castle DE, 4.00%, 7/15/2021	47,380
90,000	District of Columbia, Income Tax Secure Revenue, 5.00%, 12/1/14	96,980
		144,360
	FLORIDA - 5.5%
	Education - 2.4%
75,000	Florida State Board of Education, 5.00%, 1/1/18	88,334
	General Obligation - 3.1%
100,000	Tampa, FL Sales Tax Revenue, 4.00%, 10/1/20	115,072
		203,406
	INDIANA - 3.5%
	General Obligation - 3.5%
110,000	State of Indiana Financial Authority, 5.00%, 7/1/19	130,961

	IOWA - 2.9%
	Education - 2.9%
100,000	University of Iowa Revenue, 3.50%, 7/1/22	107,554

	KENTUCKY - 4.3%
	Education - 4.3%
150,000	Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23	160,595

	LOUISIANA - 4.6%
	General Obligation - 4.6%
140,000	State of Louisiana Unref Bal- Ser, 5.00%, 9/1/19	172,011

	MAINE - 4.0%
	Education - 4.0%
140,000	University of Maine System Revenue, 4.50%, 3/1/26	151,187

	MICHIGAN - 2.8%
	Education - 2.8%
100,000	Ann Arbor School District, 5.00%, 5/1/20	105,351

	MISSOURI - 4.1%
	Education - 4.1%
130,000	Kirksville R-III School District, 5.00%, 3/1/20	152,069

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Principal		Value
	NEW JERSEY - 3.7%
	General Obligation - 3.7%
$ 125,000	Passaic, NJ, 3.25%, 8/1/18	$ 137,475

	NEW YORK - 11.8%
	Education - 3.7%
130,000	Dunkirk City School, 3.50%, 6/15/23	136,813
		136,813
	General Obligation - 8.1%
100,000	Erie County Industrial Development Agency, 5.00%, 5/1/19 MN1	119,793
10,000	New York NY Ser I-FSA-CR, 5.00%, 12/1/13	10,333
15,000	New York NY Ser I-FSA-CR, 5.00%, 12/1/13	15,490
40,000	NY State Dormitory Authority, 5.00%, 12/15/16	46,106
110,000	NY State Environmental Facilities Corp, 5.25%, 6/15/13	111,342
		303,064
		439,877
	NORTH CAROLINA - 4.3%
	Water/Sewer - 4.3%
150,000	Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23	161,806

	NORTH DAKOTA - 1.2%
	General Obligation - 1.2%
40,000	City of Fargo, 4.25%, 5/1/16	43,994

	SOUTH CAROLINA - 3.6%
	General Obligation - 3.6%
125,000	State of South Carolina, Economy Development, 4.50%, 12/1/14	133,647

	SOUTH DAKOTA - 2.5%
	General Obligation - 2.5%
20,000	Heartland Consumers Power District Electric, Revenue - Escrowed to Maturity, 6.00%, 1/1/17, FSA	20,777
65,000	Heartland Consumers Power District Electric, Revenue - Unrefunded Portion, 6.00%, 1/1/17, FSA	71,239
		92,016
	TEXAS - 7.1%
	General Obligation - 2.9%
100,000	San Antonio, TX Electric & Gas, Revenue, 4.00%, 2/1/16	109,201
	Water/Sewer - 4.2%
150,000	State Water Assistance, Series A, 4.50%, 8/1/22	156,688
		265,889
	UTAH - 3.5%
	General Obligation - 3.5%
120,000	Salt Lake County Utah, 3.00%, 12/15/20	131,441

	WASHINGTON - 2.5%
	General Obligation - 2.5%
80,000	County of King WA Sewer Revenue, 4.00%, 1/1/2020	91,548

	WEST VIRGINIA - 3.7%
	Housing - 3.7%
130,000	West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	138,592

	TOTAL MUNICIPAL BONDS (Cost - $3,415,687)	3,610,877

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Shares		Value
SHORT-TERM INVESTMENTS - 2.2%
82,180	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $82,180)	$ 82,180

	TOTAL INVESTMENTS - 98.9% (Cost - $3,497,867) (a)	$ 3,693,057

	OTHER ASSETS LESS LIABILITIES - 1.1%	41,363

	TOTAL NET ASSETS - 100.0%	$ 3,734,420

FSA Insured by Federal Security Assurance
MBIA Insured by Municipal Bond Insurance Association

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,497,867 differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 195,792
	Unrealized depreciation:	(602)
	Net unrealized appreciation:	$ 195,190

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (Unaudited)
February 28, 2013

Principal		Value
	U.S. GOVERNMENT AND AGENCIES - 27.0%
	FEDERAL HOME LOAN BANK DISCOUNT NOTE - 9.0%
$ 1,000,000	To yield 0.20%, 3/1/13	$ 1,000,000

	U.S. TREASURY NOTES - 18.0%
1,000,000	To yield 0.75%, 8/15/13	1,002,534
1,000,000	To yield 1.00%, 1/15/14	1,007,203
		2,009,737

	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost - $3,011,735)	3,009,737

	REPURCHASE AGREEMENT - 73.0%
	Merrill Lynch Repo, 0.13%, due 3/1/13 with a full maturity value of $8,146,029
8,146,000	(Fully collateralized by $8,308,976 U.S. Treasury Bill, 0.00% due 2/6/14 with a full
	maturity value of $8,321,700)
	(Cost - $8,146,000)	8,146,000

	TOTAL INVESTMENTS - 100.0% (Cost - $11,155,737) (a)	$ 11,155,737

	OTHER LIABILITIES LESS ASSETS - 0.0%	(608)

	NET ASSETS - 100.0%	$ 11,155,129

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,155,737.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited)
February 28, 2013

Shares		Value
	COMMON STOCK - 1.5%
	AIRLINES - 0.1%
1,555	United Continental Holdings Inc.	$ 41,534

	AUTO MANUFACTURERS - 0.2%
2,676	General Motors Co.	72,653

	AUTO PARTS & EQUIPMENT - 0.1%
2,225	Dana Holding Corp.	37,224

	BANKS - 0.2%
887	Citigroup Inc.	37,227
849	Morgan Stanley	19,145
		56,372
	COMPUTERS - 0.1%
46	Apple Inc.	20,304
401	Infosys Ltd. - ADR	21,626
		41,930
	INSURANCE - 0.1%
981	American International Group Inc.	37,288

	IRON/STEEL - 0.0%
785	Vale SA	14,907

	OIL & GAS - 0.1%
1,698	Gazprom OAO	15,112

	RETAIL - 0.2%
703	Nordstrom Inc.	38,117
6,525	Roundy's Inc.	37,388
		75,505
	SEMICONDUCTORS - 0.1%
1,823	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	33,270

	SOFTWARE - 0.2%
2,688	Microsoft Corp.	74,726

	TELECOMMUNICATIONS - 0.1%
954	America Movil SAB de CV	19,929

	TOTAL COMMON STOCK (Cost - $540,779)	520,450

	EXCHANGE TRADED FUNDS - 1.2%
	DEBT FUND - 0.9%
2,490	iShares JPMorgan USD Emerging Markets Bond Fund	296,733

	EQUITY FUND - 0.3%
2,000	iShares MSCI Emerging Markets Index Fund	86,420

	TOTAL EXCHANGE TRADED FUNDS (Cost - $361,024)	383,153

	WARRANTS - 0.0%
	MINING - 0.0%
50,000	Gran Colombia Gold Corp., $2.60, 8/24/15	3,403
	TOTAL WARRANTS (Cost - $3,750)

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Principal		Value
	CORPORATE BONDS & NOTES - 29.2%
	ADVERTISING - 0.3%
$ 113,000	Griffey Intermediate Inc., 7.00%, 10/15/20 (a)	$ 114,271

	AEROSPACE/DEFENSE - 0.3%
105,000	B/E Aerospace Inc., 5.25%, 4/1/22	108,806

	AUTO MANUFACTURERS - 0.9%
50,000	Ford Motor Co., 4.75%, 1/15/43	47,489
250,000	Jaguar Land Rover Automotive PLC, 4.75%, 2/1/23 (a)	255,625
		303,114
	AUTO PARTS & EQUIPMENT - 0.4%
50,000	Goodyear Tire & Rubber Co., 6.50%, 3/1/21	50,750
100,000	Lear Corp., 4.75%, 1/15/23 (a)	97,500
		148,250
	BANKS - 0.9%
50,000	Ally Financial, Inc., 3.125%, 1/15/16	50,500
16,000	Ally Financial, Inc., 6.25%, 12/1/17	17,868
75,000	Citigroup, Inc., 5.95% #	76,406
150,000	Corporate Commercial Bank AD, 8.25%, 8/8/14	149,250
		294,024
	BUILDING MATERIALS - 0.1%
25,000	Associated Asphalt Partners LLC, 8.50%, 2/15/18 (a)	25,406

	CHEMICALS - 1.9%
75,000	Ashland Inc., 3.875%, 4/15/18 (a)	76,031
25,000	Hexion US Finance Corp., 8.875%, 2/1/18	25,156
50,000	Hexion US Finance Corp., 6.625%, 4/15/20	49,250
70,000	Nufarm Australia Ltd., 6.375%, 10/15/19 (a)	72,975
100,000	PolyOne Corp.,5.25%, 3/15/23 (a)	101,000
300,000	US Coatings Acquisition Inc., 7.375%, 5/1/21 (a)	310,500
		634,912
	COAL - 0.1%
25,000	Cloud Peak Energy Finance Corp., 8.25%,12/15/17	26,688

	COMMERCIAL SERVICES - 0.6%
75,000	Sotheby's, 5.25%, 10/1/22 (a)	75,563
125,000	WEX, Inc., 4.75%, 2/1/23 (a)	120,938
		196,501
	COMPUTERS - 0.2%
25,000	Seagate HDD, 7.00%, 11/1/21	27,188
25,000	Seagate HDD, 7.75%, 12/15/18	27,281
		54,469
	DISTRIBUTION/WHOLESALE - 0.9%
275,000	HD Supply, Inc., 10.50%, 1/15/21 (a)	283,938

	DIVERSIFIED FINANCIAL SERVICES - 2.6%
15,000	Air Lease Corp., 4.75%, 3/1/20	14,925
50,000	CCRE Finance Corp., 7.75%, 2/15/18 (a)	50,250
250,000	East Lane Re Ltd., 5.8565%, 3/14/14 (a)	252,175
200,000	Global Investments Group Finance, Ltd., 11.00%, 9/24/17	197,000
125,000	International Lease Finance Corp., 5.625%, 9/20/13	127,579
25,000	International Lease Finance Corp., 6.625%, 11/15/13	25,875
50,000	International Lease Finance Corp., 4.875%, 4/1/15	52,375
95,000	Nuveen Investments, Inc., 9.125%, 10/15/17 (a)	95,119
50,000	Nuveen Investments, Inc., 9.50%, 10/15/20 (a)	50,250
		865,548
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
87,000	WireCo WorldGroup, Inc., 9.50%, 5/15/17	91,241

	ELECTRONICS - 0.1%
50,000	313 Group, Inc., 6.375%, 12/1/19 (a)	48,688

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Principal		Value
	ENGINEERING & CONSTRUCTION - 0.6%
$ 152,000	Weekley Finance Corp., 6.00%, 2/1/23 (a)	$ 155,040
50,000	Zachry Holdings, Inc., 7.50%, 2/1/20 (a)	51,375
		206,415
	ENTERTAINMENT - 0.5%
75,000	CCM Merger Inc., 9.125%, 5/1/19 (a)	75,281
25,000	Pinnacle Entertainment Inc., 8.625%, 8/1/17	26,563
75,000	Regal Entertainment Group, 5.75%, 2/1/25	73,500
		175,344
	FOOD - 1.3%
200,000	CFG Investment SAC, 9.75%, 7/30/19	171,250
80,000	Land O' Lakes, Inc., 6.00%, 11/15/22 (a)	84,800
200,000	Pesquera Exalmar S.A.A., 7.375%, 1/31/20 (a)	192,000
		448,050
	FOREST PRODUCTS & PAPER - 0.3%
94,000	Clearwater Paper Corp., 4.50%, 2/1/23 (a)	92,003

	HEALTHCARE-SERVICES - 1.1%
100,000	HCA, Inc., 6.75%, 7/15/13	101,750
21,000	HCA, Inc., 8.50%, 4/15/19	23,231
25,000	Tenet Healthcare Corp., 6.25%, 11/1/18	27,625
225,000	Tenet Healthcare Corp., 4.50%, 4/1/21 (a)	221,906
		374,512
	HOME BUILDERS - 0.2%
25,000	Ashton Woods Finance Co., 6.875%, 2/15/21 (a)	25,156
25,000	Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)	26,500
25,000	Meritage Homes Corp., 4.50%, 3/1/18 (a)	25,063
		76,719
	HOME FURNISHINGS - 0.1%
25,000	Tempur-Pedic International, Inc., 6.875%, 12/15/20 (a)	26,375

	HOUSEWARES - 0.1%
40,000	Libbey Glass Inc., 6.875%, 5/15/20	42,900

	INSURANCE - 0.1%
50,000	Onex USI Acquisition Corp., 7.75%, 1/15/21 (a)	49,188

	INTERNET - 0.2%
75,000	IAC/InterActiveCorp, 4.75%, 12/15/22 (a)	72,563

	LEISURE TIME - 0.2%
75,000	NCL Corp. Ltd., 5.00%, 2/15/18 (a)	75,375

	LODGING - 1.1%
15,000	Chester Downs & Marina LLC, 9.25%, 2/1/20 (a)	14,419
50,000	Mandalay Resort Group, 7.625%, 7/15/13	50,750
50,000	MGM Resorts International, 6.75%, 4/1/13	50,063
156,000	MGM Resorts International, 6.875%, 4/1/16	168,285
75,000	MGM Resorts International, 7.625%, 1/15/17	82,688
		366,205
	MACHINERY-DIVERSIFIED - 0.3%
100,000	Manitowoc Co., Inc. (The), 5.875%, 10/15/22	102,500

	MEDIA - 1.9%
25,000	CC Holdings GS V LLC, 3.849%, 4/15/23 (a)	25,127
10,000	CCO Holdings Capital Corp., 8.125%, 4/30/20	11,150
200,000	Clear Channel Communications, Inc., 11.25%, 3/1/21 (a)	199,500
175,000	DISH DBS Corp., 5.00%, 3/15/23 (a)	173,682
100,000	Nielsen Finance Co., 4.50%, 10/1/20 (a)	98,625
100,000	Starz Finance Corp., 5.00%, 9/15/19 (a)	101,750
21,000	Unitymedia Hessen, 5.50%, 1/15/23	21,263
13,000	WideOpenWest Finance LLC, 10.25%, 7/15/19 (a)	14,138
		645,235

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Principal		Value
	METAL FABRICATE/HARDWARE - 0.6%
$ 200,000	WPE International Cooperatief UA, 10.375%, 9/30/20 (a)	$ 185,250

	MINING - 0.9%
25,000	First Quantum Minerals Ltd., 7.25%, 10/15/19 (a)	25,031
300,000	Gran Colombia Gold Corp., 10.00%, 10/31/17	270,000
		295,031
	MISCELLANEOUS MANUFACTURING - 0.3%
26,000	Bombardier, Inc., 7.50%, 3/15/18 (a)	29,380
75,000	Trinseo Materials Finance Inc., 8.75%, 2/1/19 (a)	74,625
		104,005
	OIL & GAS - 5.1%
75,000	Denbury Resources, Inc., 4.625%, 7/15/23	73,594
200,000	GeoPark Latin America Ltd. Agencia en Chile, 7.50%, 2/11/20 (a)	206,000
25,000	Kodiak Oil & Gas Corp., 5.50%, 1/15/21 (a)	25,875
200,000	Millennium Offshore Services Superholdings LLC, 9.50%, 2/15/18 (a)	199,500
75,000	Newfield Exploration Co., 7.125%, 5/15/18	78,000
100,000	Ocean Rig UDW, Inc., 9.50%, 4/27/16 (a)	105,000
200,000	OGX Austria GmbH, 8.375%, 4/1/22 (a)	171,500
200,000	Pacific Drilling V, Ltd., 7.25%, 12/1/17 (a)	209,250
400,000	Panoro Energy ASA, 12.00%, 11/15/18 (a)	419,000
25,000	Plains Exploration & Production Co., 6.875%, 2/15/23	28,750
200,000	Reliance Industries Ltd., 5.875%, # (a)	197,051
		1,713,520
	OIL & GAS SERVICES - 0.1%
25,000	Hornbeck Offshore Services Inc.	26,313

	PACKAGING & CONTAINERS - 0.6%
20,000	Ardagh MP Holdings USA, Inc., 7.00%, 11/15/20 (a)	20,050
50,000	BOE Merger Corp., 9.50%, 11/1/17 (a)	53,000
75,000	Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (a)	73,313
34,000	Graphic Packaging International, Inc., 9.50%, 6/15/17	36,253
		182,616
	PIPELINES - 0.4%
25,000	Atlas Pipeline Finance Corp., 5.875%, 8/1/23 (a)	24,875
100,000	MarkWest Energy Finance Corp., 4.50%, 7/15/23	97,750
		122,625
	REAL ESTATE - 0.4%
25,000	CBRE Services Inc., 11.625%, 6/15/17	27,094
25,000	Crescent Ventures Inc., 10.25%, 8/15/17 (a)	26,938
76,000	Mattamy Group Corp., 6.50%, 11/15/20 (a)	75,715
		129,747
	REITS - 0.2%
50,000	Geo Group, Inc.(The), 6.625%, 2/15/21	54,938

	RETAIL - 1.7%
150,000	Burlington Holding Finance Inc., 9.00%, 2/15/18 (a)	149,625
100,000	GRD Holdings III Corp., 10.75%, 6/1/19 (a)	104,125
100,000	Landry's Holdings II, Inc., 10.25%, 1/1/18 (a)	104,000
70,000	Ltd Brands, Inc., 5.25%, 11/1/14	74,113
25,000	QVC, Inc., 7.50%, 10/1/19 (a)	27,531
60,000	Radio Systems Corp., 8.375%, 11/1/19 (a)	63,825
10,000	Sally Capital, Inc., 5.75%, 6/1/22	10,575
25,000	Tops Holding Corp., 8.875%, 12/15/17 (a)	27,063
		560,857
	TELECOMMUNICATIONS - 1.0%
25,000	Altice Finco SA, 9.875%, 12/15/20 (a)	27,594
25,000	Digicel Ltd., 6.00% 4/15/21 (a)	24,938
25,000	Intelsat Jackson Holdings SA, 8.50%, 11/1/19	27,781
75,000	NeuStar, Inc., 4.50%, 1/15/23 (a)	73,031
5,000,000	VimpelCom Holdings BV, 9.00%, 2/13/18 (a)	167,036
		320,380

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Principal				Value
	TRANSPORTATION - 0.3%
$ 50,000	Era Group Inc.,7.75%, 12/15/22 (a)			$ 50,625
50,000	Kenan Advantage Group, Inc. (The), 8.375%, 12/15/18 (a)			52,188
				102,813

	TOTAL CORPORATE BONDS & NOTES (Cost - $9,740,101)			9,747,335

	U.S. GOVERNMENT - 32.3%
	U.S. TREASURY INFLATION PROTECTION SECURITIES - 32.3%
1,600,000	1.25%, 4/15/14			1,799,442
7,800,000	0.125% 4/15/16			8,616,771
300,000	1.125%, 1/15/21			370,719
	TOTAL U.S. GOVERNMENT (Cost - $10,623,074)			10,786,932

Contracts		Expiration Date	Exercise Price
	PUT OPTIONS - 0.1%
8	S&P 500 EMINI	3/15/2013	$1,450	1,420
51	S&P 500 EMINI	6/14/2013	$1,300	21,675
	TOTAL PUT OPTIONS (Cost - $49,925)			23,095
Shares
	SHORT-TERM INVESTMENTS - 33.5%
	MONEY MARKET FUND - 30.5%
10,191,029	Milestone Treasury Obligations Portfolio, Institutional Class			10,191,029

Principal
	U.S. GOVERNMENT - 3.0%
$ 1,000,000	United States Treasury Bill, to yield 0.082%, 4/11/13 *			999,939
	TOTAL SHORT-TERM INVESTMENTS (Cost - $11,190,968)			11,190,968

	TOTAL INVESTMENTS - 97.8% (Cost - $32,509,621) (b)			$ 32,655,336

	OTHER ASSETS LESS LIABILITIES - 2.2%			747,013

	NET ASSETS - 100.0%			$ 33,402,349

	ADR - American Depositary Receipt
	# Perpetual Maturity.
	* Discount rate shown is the rate at time of purchase.
	+ All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

	(a) Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt
	from registration to qualified institutional buyers. At February 28, 2013 these securities amounted to $6,283,200 or 18.8% of net assets.
	(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $32,509,802
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:		$ 298,632
		Unrealized depreciation:		(153,098)
		Net unrealized appreciation:		$ 145,534

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Long (Short)
Contracts						Unrealized Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS - 0.0%
3	Euro-Bund Future
	(Underlying Face Amount at Value $561,507)					$ (235)
2	Mexican Peso Future
	(Underlying Face Amount at Value $78,280)					400
3	US Long Bond Future
	(Underlying Face Amount at Value $431,343)					(1,125)
	NET UNREALIZED GAIN FROM OPEN LONG FUTURES CONTRACTS					$ (960)

	OPEN SHORT FUTURES CONTRACTS - 0.2%
(21)	Euro Fx Future
	(Underlying Face Amount at Value $3,430,875)					54,394
(3)	OAT Euro Future
	(Underlying Face Amount at Value $530,283)					2,353
(21)	S&P E-Mini Future
	(Underlying Face Amount at Value $1,588,912.50)					(5,450)
(29)	US 5YR NOTE (CBT)
	(Underlying Face Amount at Value $3,595,536)					226
(17)	US Ultra Bond
	(Underlying Face Amount at Value $2,686,000)					23,375
	NET UNREALIZED GAIN FROM OPEN SHORT FUTURES CONTRACTS					$ 74,898

	OPEN TOTAL RETURN SWAPS CONTRACTS
Notional Amount	Reference Entity	Counterparty	Expiration Date	Pay/Receive Fixed Rate	Fixed Rate	Unrealized Gain
$ 500,000	BofAML U.S. Dynamic Long Volatility Strategy Index +	BofAML	3/27/2013	Pay	0.75%	$ (3,962)
1,100,000	Merrill Lynch Commodities MLBXFCL1 ER Index +	Merrill Lynch Intl	3/27/2013	Pay	0.60%	1,393
1,100,000	MLCX Momentum Index MSE +	Merrill Lynch Intl	3/27/2013	Pay	0.35%	(11,077)
1,100,000	Citi DynaVol USD Index	Citi	3/1/2013	Pay	0.50%	(5,637)
1,000,000	Dow Jones UBS Commodity Index +	J.P. Morgan Chase	3/20/2013	Pay	0.15%	(40,935)
400,000	J.P. Morgan Macro Hedge Curve US Long/Flat Index	J.P. Morgan Chase	4/4/2013	Pay	0.70%	-
800,000	J.P. Morgan Volemont Asia Strategy Index	J.P. Morgan Chase	3/6/2013	Pay	0.00%	(1,861)
700,000	J.P. Morgan Volemont Global Strategy Index	J.P. Morgan Chase	4/12/2013	Pay	0.00%	1,778
900,000	J.P. Morgan Volemont Strategy Series	J.P. Morgan Chase	4/12/2013	Pay	0.00%	-
600,000	J.P. Morgan ETF Efficiente 8 RC Index	J.P. Morgan Chase	4/5/2013	Pay	0.00%	(364)
	Total Unrealized Gain/Loss from Open Total Return Swaps					$ (60,665)

	OPEN INTEREST RATE SWAPS
Notional Amount	Reference Entity	Counterparty	Expiration Date	Pay/Receive Fixed Rate	Fixed Rate	Unrealized Gain
$ 2,000,000	CDX.EM.17	J.P. Morgan Chase	6/20/2017	Pay	5.00%	$ 14,550
250,000	CDX.NA.HY.19	J.P. Morgan Chase	12/20/2017	Pay	5.00%	571
500,000	CDX.NA.HY.19	J.P. Morgan Chase	12/20/2017	Pay	5.00%	(1,415)
3,300,000	CDX.NA.HY.19	J.P. Morgan Chase	12/20/2017	Rec	5.00%	(4,106)
2,000,000	French Republic Bond 2.5% 9/20/16	J.P. Morgan Chase	9/20/2016	Rec	0.25%	(7,933)
	Total Unrealized Gain/Loss from Open Interest Rate Swaps					$ 1,667

		Total Unrealized Gain/Loss from Open Swaps				$ (58,998)

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited)
February 28, 2013

Shares		Value
	COMMON STOCK - 95.1%
	ASIA PACIFIC - 25.9%
	AUSTRALIA - 4.8%
240,481	Goodman Group	$ 1,144,739
538,062	GPT Group	2,164,699
50,000	Westfield Group	573,272
187,000	Westfield Retail Trust	608,753
		4,491,463
	HONG KONG - 14.2%
730,000	Champion REIT	372,790
1,460,000	China Overseas Land & Investment, Ltd.	4,433,942
700,000	Hang Lung Properties, Ltd.	2,712,619
180,000	Sun Hung Kai Properties, Ltd.	2,785,480
570,000	The Link REIT (The)	3,046,812
		13,351,643
	SINGAPORE - 6.9%
305,000	CapitaCommercial Trust	409,098
2,608,000	Global Logistic Properties Ltd.	5,352,553
405,737	Mapletree Logistics Trust	399,967
200,000	Suntec Real Estate Investment Trust	290,078
		6,451,696

	TOTAL ASIA PACIFIC (Cost - $23,780,744)	24,294,802

	EUROPE - 11.2%
	FRANCE - 4.4%
1,200	Fonciere Des Regions	99,428
1,000	ICADE	90,034
185,600	Mercialys SA	3,931,286
		4,120,748
	GERMANY - 1.4%
32,000	Alstria Office REIT-AG	374,845
14,200	Deutsche Euroshop AG	587,815
67,100	Prime Office REIT-AG - Preferred	324,350
		1,287,010
	UNITED KINGDOM - 5.4%
8,000	British Land Co. PLC	68,885
331,600	Great Portland Estates PLC	2,476,942
10,000	Hammerson PLC	75,015
175,000	Telecity Group PLC	2,482,682
		5,103,524

	TOTAL EUROPE (Cost - $10,694,300)	10,511,282

	NORTH AMERICA - 58.0%
	CANADA - 4.3%
6,300	Boardwalk Real Estate Investment Trust	382,625
36,500	First Capital Realty, Inc.	673,218
113,500	RioCan Real Estate Investment Trust	2,969,650
		4,025,493

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited) (Continued)
February 28, 2013

Shares			Value
	UNITED STATES - 53.7%
41,604	American Campus Communities, Inc.		$ 1,880,501
108,200	American Capital Agency Corp.		3,432,104
100,000	American Capital Mortgage Investment Corp.		2,570,000
58,000	American Tower Corp.		4,500,800
58,399	AmREIT, Inc.		1,010,303
504,000	Armour Residential REIT, Inc.		3,371,760
58,940	AvalonBay Communities Inc.		7,357,480
24,304	BRE Properties, Inc.		1,181,418
15,100	Choice Hotels International, Inc.		574,253
22,500	Corrections Corp. of America		862,875
53,000	Crown Castle International Corp. *		3,699,400
46,400	Digital Realty Trust, Inc.		3,107,872
181,000	General Growth Properties, Inc.		3,464,340
24,000	Hersha Hospitality Trust		134,640
40,000	Invesco Mortgage Capital Inc.		840,800
20,000	LaSalle Hotel Properties		507,800
206,690	PennyMac Mortgage Investment Trust		5,254,060
33,000	SBA Communications Corp. *		2,346,960
4,200	Simon Property Group, Inc.		667,212
100,700	Sunstone Hotel Investors, Inc. *		1,140,931
115,400	Western Asset Mortgage Capital Corp.		2,479,946
			50,385,455

	TOTAL NORTH AMERICA (Cost - $54,487,202)		54,410,948

	TOTAL COMMON STOCK (Cost - $88,962,246)		89,217,032

	SHORT-TERM INVESTMENTS - 9.9%
9,328,756	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $9,328,756)		9,328,756

	TOTAL INVESTMENTS - 105.0% (Cost - $98,291,002) (a)		$ 98,545,788

	OTHER LIABILITIES LESS ASSETS - (5.0) %		(4,721,608)

	NET ASSETS - 100.0%		$ 93,824,180

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $98,257,863
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,654,689
		Unrealized depreciation:	(1,366,764)
		Net unrealized appreciation:	$ 287,925

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities Note 5)	$ 17,800,810	$ 20,609,477	$ 11,918,007	$ 9,245,758	$ 6,863,749
Investments, at value (including collateral on
loaned securities Note 5)	$ 20,669,997	$ 24,102,191	$ 14,886,511	$ 11,580,840	$ 7,172,364
Cash	48	-	-	-	-
Receivable for securities sold	-	-	-	289,893	21,280
Receivable for fund shares sold	1,931	1,482	1,100	1,113	955
Interest and dividends receivable	22,687	39,506	5,574	4,714	31,603
Prepaid expenses and other assets	11,722	18,369	16,327	25,252	22,171
Total Assets	20,706,385	24,161,548	14,909,512	11,901,812	7,248,373

Liabilities:
Securities lending collateral	578,977	428,215	544,065	442,163	-
Payable for securities purchased	260,198	147,952	40,602	422,882	47,291
Payable for fund shares redeemed	1,424	1,550	867	2,081	1,394
Payable to manager	9,956	11,633	8,252	5,534	4,846
Administration fees payable	7,254	19,613	4,697	5,125	6,350
Custody fees payable	1,391	2,867	9,961	2,541	3,178
Compliance officer fees payable	1,768	1,838	1,119	1,487	198
Payable for distribution (12b-1) fees	-	3,114	940	222	184
Payable for open foreign exchange contracts	-	-	-	-	438
Accrued expenses and other liabilities	21,935	34,330	15,323	14,417	4,554
Total Liabilities	882,903	651,112	625,826	896,452	68,433

Net Assets	$ 19,823,482	$ 23,510,436	$ 14,283,686	$ 11,005,360	$ 7,179,940

Net Assets:
Par value of shares of beneficial interest	$ 13,097	$ 11,570	$ 11,944	$ 12,114	$ 6,948
Paid in capital	28,279,767	24,066,461	11,491,187	8,096,511	9,645,791
Undistributed net investment income (loss)	13,255	25,360	6,322	(41,341)	(56,657)
Accumulated net realized gain (loss)
on investments	(11,351,824)	(4,085,669)	(194,271)	602,994	(2,724,356)
Net unrealized appreciation (depreciation)
on investments	2,869,187	3,492,714	2,968,504	2,335,082	308,214
Net Assets	$ 19,823,482	$ 23,510,436	$ 14,283,686	$ 11,005,360	$ 7,179,940

Net Asset Value Per Share
Class I
Net Assets	$ 18,984,430	$ 22,078,480	$ 11,113,446	$ 10,636,428	$ 7,003,546
Shares of beneficial interest outstanding	1,247,533	1,076,967	916,171	1,158,863	676,597
Net asset value/offering price per share (a)	$ 15.22	$ 20.50	$ 12.13	$ 9.18	$ 10.35

Class A
Net Assets	$ 85,865	$ 267,593	$ 2,802,336	$ 34,959	$ 31,681
Shares of beneficial interest outstanding	5,743	13,440	243,522	3,907	3,050
Net asset value (a)	$ 14.95	$ 19.91	$ 11.51	$ 8.95	$ 10.39
Offering price per share	$ 15.86	$ 21.12	$ 12.21	$ 9.50	$ 11.02
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 5,473	$ 4,821	$ 12,381	$ 4,294	$ 2,765
Shares of beneficial interest outstanding	408	274	1,165	628	286
Net asset value/offering price per share (b)	$ 13.41	$ 17.60	$ 10.63	$ 6.84	$ 9.66

Class C
Net Assets	$ 747,714	$ 1,159,542	$ 355,523	$ 329,679	$ 141,948
Shares of beneficial interest outstanding	56,031	66,293	33,598	47,919	14,816
Net asset value/offering price per share (b)	$ 13.34	$ 17.49	$ 10.58	$ 6.88	$ 9.58

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities Note 5)	$ 13,418,420	$ 46,387,133	$ 3,493,014	$ 1,233,465	$ 9,892,930
Investments, at value (including collateral on
loaned securities Note 5)	$ 17,278,188	$ 54,363,327	$ 4,296,772	$ 1,597,866	$ 10,409,052
Cash	-	-	-	-	-
Receivable for securities sold	214,283	75,702	145,921	-	-
Receivable for fund shares sold	129	23,717	159	101	1,933
Receivable from manager	-	-	-	2,190	-
Interest and dividends receivable	91,948	96,515	12,186	2,455	89,785
Prepaid expenses and other assets	25,611	57,863	23,883	28,641	18,378
Total Assets	17,610,159	54,617,124	4,478,921	1,631,253	10,519,148

Liabilities:
Securities lending collateral	-	-	-	-	1,184,375
Payable for securities purchased	210,230	162,102	128,173	-	-
Payable for fund shares redeemed	37,513	83,201	578	2,192	1,728
Payable to manager	16,700	52,902	4,379	-	4,001
Administration fees payable	6,483	21,465	2,260	1,794	5,461
Custody fees payable	2,546	17,198	2,321	100	850
Compliance officer fees payable	188	6,471	819	11	1,055
Payable for distribution (12b-1) fees	-	15,745	510	37	-
Dividends payable	-	-	-	-	415
Accrued expenses and other liabilities	10,929	128,351	8,644	1,843	12,995
Total Liabilities	284,589	487,435	147,684	5,977	1,210,880

Net Assets	$ 17,325,570	$ 54,129,689	$ 4,331,237	$ 1,625,276	$ 9,308,268

Net Assets:
Par value of shares of beneficial interest	$ 7,625	$ 38,262	$ 3,002	$ 2,323	$ 9,270
Paid in capital	13,144,465	46,699,400	5,028,973	2,651,222	8,752,389
Undistributed net investment income (loss)	(40,966)	(757,301)	(59,398)	(15,701)	1,125
Accumulated net realized gain (loss) on
investments, futures contracts and
foreign currency transactions	354,678	173,134	(1,445,111)	(1,376,966)	29,362
Net unrealized appreciation (depreciation) on
investments, futures contracts, swaps and
foreign currency transactions	3,859,768	7,976,194	803,771	364,398	516,122
Net Assets	$ 17,325,570	$ 54,129,689	$ 4,331,237	$ 1,625,276	$ 9,308,268

Net Asset Value Per Share
Class I
Net Assets	$ 9,166,351	$ 22,518,045	$ 2,850,130	$ 1,411,431	$ 8,861,170
Shares of beneficial interest outstanding	391,426	1,532,549	190,800	199,924	883,301
Net asset value/offering price per share (a)	$ 23.42	$ 14.69	$ 14.94	$ 7.06	$ 10.03

Class A
Net Assets	$ 6,156,233	$ 25,627,595	$ 1,215,647	$ 184,912	$ 134,635
Shares of beneficial interest outstanding	273,057	1,820,929	87,032	27,415	13,407
Net asset value (a)	$ 22.55	$ 14.07	$ 13.97	$ 6.74	$ 10.04
Offering price per share	$ 23.93	$ 14.93	$ 14.82	$ 7.15	$ 10.65
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 130,316	$ 50,460	$ 28,342	$ 353	$ 1,209
Shares of beneficial interest outstanding	6,294	4,003	2,371	58	121
Net asset value/offering price per share (b)	$ 20.71	$ 12.61	$ 11.95	$ 6.14	$ 10.03

Class C
Net Assets	$ 1,872,670	$ 5,933,589	$ 237,118	$ 28,580	$ 311,254
Shares of beneficial interest outstanding	90,097	464,599	19,984	4,655	30,974
Net asset value/offering price per share (b)	$ 20.79	$ 12.77	$ 11.87	$ 6.14	$ 10.05

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

		U.S.	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate
	Bond	Money Market	Real Return	Investments
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities Note 5)	$ 3,497,867	$ 11,155,737	$ 32,509,621	$ 98,291,002
Investments, at value (including collateral on
loaned securities Note 5)	$ 3,693,057	$ 11,155,737	$ 32,655,336	$ 98,545,788
Cash	-	818	653,965	186,033
Foreign currency, at value (cost$ -, - , - ,42,382)	-	-	-	42,382
Deposit at Broker	-	-	288,156	-
Unrealized appreciation on futures	-	-	73,938	-
Receivable for securities sold	-	-	411,718	1,977,013
Receivable for fund shares sold	-	3,160	56,342	450,283
Interest and dividends receivable	38,478	2,557	157,835	160,896
Receivable from manager	-	12,621	-	-
Prepaid expenses and other assets	17,736	20,156	88,124	221,797
Total Assets	3,749,271	11,195,049	34,385,414	101,584,192

Liabilities:
Payable for securities purchased	-	-	763,432	7,617,588
Payable for fund shares redeemed	2,000	12,367	806	3,055
Payable to manager	1,132	-	10,472	100,762
Unrealized depreciation on swaps	-	-	58,998	-
Payable on open swap contracts	-	-	113,292	-
Supervisory fee payable	-	-	620	6,342
Administration fees payable	2,974	9,594	2,501	1,500
Custody fees payable	328	6,361	1,997	3,000
Compliance officer fees payable	447	1,927	182	55
Payable for distribution (12b-1) fees	1,677	-	4,359	22,016
Payable for open foreign exchange contracts	-	-	11,202	-
Dividends payable	100	1	164	-
Accrued expenses and other liabilities	6,193	9,670	15,040	5,694
Total Liabilities	14,851	39,920	983,065	7,760,012

Net Assets	$ 3,734,420	$ 11,155,129	$ 33,402,349	$ 93,824,180

Net Assets:
Par value of shares of beneficial interest	$ 3,665	$ 111,816	$ 32,067	$ 40,635
Paid in capital	3,599,059	11,043,313	33,087,663	89,922,397
Undistributed net investment income (loss)	-	-	(81,784)	(500,906)
Accumulated net realized gain (loss)
on investments	(63,494)	-	214,963	4,115,207
Net unrealized appreciation (depreciation)
on investments	195,190	-	149,440	246,847
Net Assets	$ 3,734,420	$ 11,155,129	$ 33,402,349	$ 93,824,180

Net Asset Value Per Share
Class I
Net Assets	$ 3,252,597	$ 10,824,460	$ 15,926,447	$ 11,011,843
Shares of beneficial interest outstanding	319,356	10,842,284	1,529,587	478,528
Net asset value/offering price per share (a)	$ 10.18	$ 1.00	$ 10.41	$ 23.01

Class A
Net Assets	$ 303,826	$ 126,773	$ 15,239,912	$ 66,149,680
Shares of beneficial interest outstanding	29,817	126,777	1,465,954	2,877,544
Net asset value (a)	$ 10.19	$ 1.00	$ 10.40	$ 22.99
Offering price per share	$ 10.81	$ 1.06	$ 11.03	$ 24.39
(maximum sales charge of 5.75%)

Class B
Net Assets	$ -	$ 1,556	$ -	$ -
Shares of beneficial interest outstanding	-	1,556	-	-
Net asset value/offering price per share (b)	$ -	$ 1.00	$ -	$ -

Class C
Net Assets	$ 177,997	$ 202,340	$ 2,235,990	$ 16,662,657
Shares of beneficial interest outstanding	17,436	201,856	216,512	725,674
Net asset value/offering price per share (b)	$ 10.21	$ 1.00	$ 10.33	$ 22.96

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to consolidated financial statements.

STATEMENTS OF OPERATIONS

For the Six months Ended February 28, 2013 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Cap	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$ 20	$ 3	$ 138,842	$ 11	$ 8
Dividend income	151,022	197,949	6	90,732	81,709
Securities lending income	275	4,396	208	322	-
Less: Foreign withholding taxes	(215)	(2,765)	-	-	(5,292)
Total Investment Income	151,102	199,583	139,056	91,065	76,425

Operating Expenses:
Management fees	62,053	70,802	49,448	34,394	26,077
Distribution (12b-1) fees
Class A Shares	137	391	5,356	53	49
Class B Shares	43	41	68	23	15
Class C Shares	3,849	6,206	1,917	1,784	773
Administration fees	37,318	45,351	25,061	21,941	34,222
Registration fees	11,457	12,283	20,443	8,917	12,289
Professional fees	11,417	13,525	8,013	6,838	4,111
Custodian fees	3,915	6,593	3,482	3,644	14,857
Trustees' fees	2,749	3,391	2,006	1,770	1,048
Compliance officer fees	3,311	3,655	2,265	1,990	820
Printing and postage expense	6,465	7,226	4,546	3,971	2,379
Insurance expense	765	2,481	779	533	983
Non 12b-1 shareholder servicing	288	827	619	248	208
Miscellaneous expenses	1,306	1,852	2,751	3,438	1,532
Total Operating Expenses	145,073	174,624	126,754	89,544	99,363
Less: Expenses waived and/or reimbursed	-	-	-	-	-
Less: Expense reduction by commission
recapture agreement	(8,652)	(401)	(8)	-	-
Net Operating Expenses	136,421	174,223	126,746	89,544	99,363

Net Investment Income (Loss)	14,681	25,360	12,310	1,521	(22,938)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign
currency transactions	1,150,273	376,529	192,451	615,769	287,395
Net realized gain (loss)	1,150,273	376,529	192,451	615,769	287,395

Net change in unrealized appreciation
(depreciation) from Investments
and Foreign currency transactions	1,192,029	2,384,718	1,772,884	461,145	681,779
Net Realized and Unrealized
Gain (Loss) on investments	2,342,302	2,761,247	1,965,335	1,076,914	969,174

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ 2,356,983	$ 2,786,607	$ 1,977,645	$ 1,078,435	$ 946,236

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Six months Ended February 28, 2013 (Unaudited)

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$ 194,856	$ 437,359	$ 47,600	$ 17,643	$ 125,600
Interest income	8	49	4	1	-
Securities lending income	66	-	-	-	246
Less: Foreign withholding taxes	(6,533)	-	(2,242)	-	-
Total Investment Income	188,397	437,408	45,362	17,644	125,846

Operating Expenses:
Management fees	104,457	345,373	26,615	9,569	26,272
Distribution fees
Class A Shares	11,822	47,494	2,306	342	232
Class B Shares	627	275	135	2	14
Class C Shares	8,994	29,400	1,165	136	2,042
Administration fees	33,311	106,046	10,552	5,736	21,236
Professional fees	11,514	34,809	3,083	873	6,014
Printing and postage expense	7,166	20,768	1,802	3,418	2,993
Insurance expense	700	4,957	275	68	238
Registration fees	15,097	37,280	12,777	9,862	10,959
Custodian fees	7,956	-	5,303	4,643	2,704
Trustees' fees	2,732	9,240	815	232	1,679
Compliance officer fees	3,075	10,399	912	262	1,513
Non 12b-1 shareholder servicing fees	2,450	25,913	430	147	-
Miscellaneous expenses	3,802	15,047	3,109	2,321	1,276
Total Operating Expenses	213,703	687,001	69,279	37,611	77,172
Less: Expenses waived and/or reimbursed	-	-	(1,850)	(14,158)	-
Less: Expense reduction by commission
recapture agreement	(658)	(3,933)	(11)	(13)	-
Net Operating Expenses	213,045	683,068	67,418	23,440	77,172

Net Investment Income (Loss)	(24,648)	(245,660)	(22,056)	(5,796)	48,674

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign
currency transactions	741,104	695,003	7,741	26,697	29,663
Net realized gain (loss)	741,104	695,003	7,741	26,697	29,663

Net change in unrealized appreciation
(depreciation) on investments
and foreign currency transactions	1,222,051	568,867	379,241	188,282	(72,911)
Net Realized and Unrealized
Gain (Loss) on Investments	1,963,155	1,263,870	386,982	214,979	(43,248)

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ 1,938,507	$ 1,018,210	$ 364,926	$ 209,183	$ 5,426

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Six months Ended February 28, 2013 (Unaudited)

		U.S.	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate
	Bond	Money Market	Real Return	Investments
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$ 51,970	$ 9,577	$ 140,287	$ 112
Dividend income	-	-	7,656	1,058,858
Less: Foreign withholding taxes	-	-	-	(21,837)
Total Investment Income	51,447	9,577	147,943	1,037,133

Operating Expenses:
Management fees	10,443	26,816	115,359	282,564
Supervisory fees	-	-	8,540	19,918
Distribution (12b-1) fees
Class A Shares	610	237	12,751	44,893
Class B Shares	-	17	-	-
Class C Shares	876	1,067	5,882	39,200
Administration fees	11,848	600	36,297	68,766
Registration fees	10,525	23,221	2,021	9,948
Professional fees	2,555	901	22,199	15,268
Custodian fees	1,552	4,941	11,426	9,346
Trustees' fees	664	1,168	1,767	2,603
Compliance officer fees	745	2,772	2,040	3,146
Printing and postage expense	1,478	699	4,241	6,000
Insurance expense	190	1,017	702	4,208
Non 12b-1 shareholder servicing	25	167	205	-
Miscellaneous expenses	933	1,673	1,306	1,306
Total Operating Expenses	42,444	65,296	224,736	507,166
Less: Expenses waived and/or reimbursed	(5,473)	(56,283)	(73,890)	-
Add: Expense recapture	-	-	-	136,964
Net Operating Expenses	36,971	9,013	150,846	644,130

Net Investment Income (Loss)	14,476	564	(2,903)	393,003

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign
currency transactions	2,678	-	438,103	4,453,265
Options	-	-	-	-
Futures	-	-	(161,890)	-
Swaps	-	-	46,688	-
Net realized gain (loss)	2,678	-	322,901	4,453,265

Net change in unrealized appreciation (depreciation) from:
Investments and Foreign currency transactions	(1,460)	-	(9,769)	845,028
Options	-	-	(26,830)	-
Futures	-	-	123,374	-
Swaps	-	-	(64,772)	-
Net change in unrealized appreciation (depreciation)	(1,460)	-	22,003	845,028
Net Realized and Unrealized
Gain (Loss) on Investments	1,218	-	344,904	5,298,293

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ 15,694	$ 564	$ 342,001	$ 5,691,296
See accompanying notes to consolidated financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Cap
	Portfolio		Portfolio		Portfolio

	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	February 28, 2013	August 31, 2012	February 28, 2013	August 31, 2012	February 28, 2013	August 31, 2012
	(unaudited)		(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$ 14,681	$ 31,580	$ 25,360	$ 27,363	$ 12,310	$ (16,518)
Net realized gain (loss) on investments	1,150,273	225,022	376,529	278,530	192,451	950,812
Net change in unrealized appreciation
(depreciation) on investments	1,192,029	1,778,050	2,384,718	2,646,159	1,772,884	143,655
Net increase (decrease) in net assets
resulting from operations	2,356,983	2,034,652	2,786,607	2,952,052	1,977,645	1,077,949

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	(285,802)	(2,551,383)	-	-
Class A	-	-	(3,227)	(23,330)	-	-
Class B	-	-	(79)	(4,917)	-	-
Class C	-	-	(20,240)	(175,661)	-	-
Net Investment Income:
Class I	(33,006)	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	(33,006)	-	(309,348)	(2,755,291)	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	889,049	2,080,746	1,914,353	2,348,227	956,653	1,793,881
Class A	44,117	2,514	207,347	53,829	76,185	48,723
Class B	-	1,180	-	168	-	501
Class C	21,174	92,834	88,158	183,773	5,087	70,314
Reinvestment of dividends and distributions
Class I	31,933	-	278,886	2,479,140	-	-
Class A	-	-	2,302	22,121	-	-
Class B	-	-	79	4,917	-	-
Class C	-	-	19,759	174,840	-	-
Cost of shares redeemed
Class I	(1,994,473)	(3,481,388)	(2,199,611)	(7,470,905)	(1,113,096)	(2,681,659)
Class A	(5,662)	(62,461)	(149,829)	(63,963)	(334,527)	(291,318)
Class B	(8,899)	(30,438)	(9,380)	(29,826)	(6,003)	(31,507)
Class C	(119,272)	(151,431)	(339,987)	(281,448)	(98,909)	(44,156)
Net increase (decrease) in net assets from
share transactions of beneficial interest	(1,142,033)	(1,548,444)	(187,923)	(2,579,127)	(514,610)	(1,135,221)

Total Increase (Decrease) in Net Assets	1,181,944	486,208	2,289,336	(2,382,366)	1,463,035	(57,272)

Net Assets:
Beginning of period/year	18,641,538	18,155,330	21,221,100	23,603,466	12,820,651	12,877,923
End of period/year*	$ 19,823,482	$ 18,641,538	$ 23,510,436	$ 21,221,100	$ 14,283,686	$ 12,820,651
* Includes undistributed net investment
income (loss) at end of period/year	$ 13,255	$ 31,580	$ 25,360	$ -	$ 6,322	$ (5,988)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	February 28, 2013	August 31, 2012	February 28, 2013	August 31, 2012	February 28, 2013	August 31, 2012
	(unaudited)		(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$ 1,521	$ (43,704)	$ (22,938)	$ 76,174	$ (24,648)	$ (74,857)
Net realized gain (loss) on investments
and foreign currency transactions	615,769	452,603	287,395	(658,270)	741,104	1,403,916
Net change in unrealized appreciation
(depreciation) on investments
foreign currency transactions	461,145	674,939	681,779	(2,641)	1,222,051	272,078
Net increase (decrease) in net assets
resulting from operations	1,078,435	1,083,838	946,236	(584,737)	1,938,507	1,601,137

Distributions to Shareholders:
Net Realized Gains:
Class I	-	(451,066)	-	-	-	-
Class A	-	(1,435)	-	-	-	-
Class B	-	(930)	-	-	-	-
Class C	-	(28,081)	-	-	-	-
Net Investment Income:
Class I	-	-	(89,150)	(94,580)	-	-
Class A	-	-	(316)	(303)	-	-
Class B	-	-	-	(43)	-	-
Class C	-	-	-	(939)	-	-
Total Dividends and Distributions
to Shareholders	-	(481,512)	(89,466)	(95,865)	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	442,554	1,242,594	666,397	901,698	264,416	2,349,473
Class A	23,612	891	20,694	1,497	62,769	470,352
Class B	-	381	-	419	-	-
Class C	4,607	37,781	3,872	26,419	4,280	31,527
Reinvestment of dividends and distributions
Class I	-	426,351	86,347	91,581	-	-
Class A	-	1,435	-	303	-	-
Class B	-	929	-	43	-	-
Class C	-	25,365	262	814	-	-
Cost of shares redeemed
Class I	(996,071)	(2,428,584)	(660,062)	(1,385,099)	(1,065,176)	(2,781,437)
Class A	(1,229)	(24,050)	-	(19,601)	(347,768)	(679,643)
Class B	(1,789)	(24,762)	(1,513)	(13,499)	(5,906)	(34,818)
Class C	(67,637)	(207,268)	(29,632)	(143,226)	(106,552)	(232,962)
Net increase (decrease) in net assets from
share transactions of beneficial interest	(595,953)	(948,937)	86,365	(538,651)	(1,193,937)	(877,508)

Total Increase (Decrease) in Net Assets	482,482	(346,611)	943,135	(1,219,253)	744,570	723,629

Net Assets:
Beginning of period/year	10,522,878	10,869,489	6,236,805	7,456,058	16,581,000	15,857,371
End of period/year*	$ 11,005,360	$ 10,522,878	$ 7,179,940	$ 6,236,805	$ 17,325,570	$ 16,581,000
* Includes undistributed net investment
income (loss) at end of period/year	$ (41,341)	$ (42,862)	$ (56,657)	$ 55,747	$ (40,966)	$ (16,318)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	February 28, 2013	August 31, 2012	February 28, 2013	August 31, 2012	February 28, 2013	August 31, 2012
	(unaudited)		(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$ (245,660)	$ (810,336)	$ (22,056)	$ (38,319)	$ (5,796)	$ (10,290)
Net realized gain (loss) on investments
and foreign currency transactions	695,003	711,397	7,741	407,426	26,697	(87,210)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency transactions	568,867	8,565,293	379,241	(700,244)	188,282	222,629
Net increase (decrease) in net assets
resulting from operations	1,018,210	8,466,354	364,926	(331,137)	209,183	125,129

Distributions to Shareholders:
Net Realized Gains:
Class I	(172,583)	(1,369,050)	-	-	-	-
Class A	(161,145)	(1,069,785)	-	-	-	-
Class B	(419)	(4,721)	-	-	-	-
Class C	(45,068)	(264,303)	-	-	-	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	(379,215)	(2,707,859)	-	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,649,098	4,619,294	149,681	359,979	115,934	188,516
Class A	5,115,985	5,137,308	4,841	41,582	2,663	929
Class B	-	-	-	-	-	-
Class C	539,306	1,504,042	4,681	50,259	825	6,220
Reinvestment of dividends and distributions
Class I	162,180	1,293,956	-	-	-	-
Class A	149,079	973,091	-	-	-	-
Class B	249	3,644	-	-	-	-
Class C	43,231	248,969	-	-	-	-
Cost of shares redeemed
Class I	(8,055,179)	(13,393,923)	(503,588)	(808,223)	(187,514)	(282,224)
Class A	(4,158,745)	(15,132,748)	(28,267)	(602,697)	(1,949)	(70,925)
Class B	(14,290)	(73,407)	(1,140)	(16,499)	(300)	(3,566)
Class C	(821,688)	(2,085,956)	(19,659)	(55,143)	(1,465)	(13,323)
Net increase (decrease) in net assets from
share transactions of beneficial interest	(5,390,774)	(16,905,730)	(393,451)	(1,030,742)	(71,806)	(174,373)

Total Increase (Decrease) in Net Assets	(4,751,779)	(11,147,235)	(28,525)	(1,361,879)	137,377	(49,244)

Net Assets:
Beginning of period	58,881,468	70,028,703	4,359,762	5,721,641	1,487,899	1,537,143
End of period*	$ 54,129,689	$ 58,881,468	$ 4,331,237	$ 4,359,762	$ 1,625,276	$ 1,487,899
* Includes undistributed net investment
income (loss) at end of period/year	$ (757,301)	$ (511,641)	$ (59,398)	$ (37,342)	$ (15,701)	$ (9,905)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	February 28, 2013	August 31, 2012	February 28, 2013	August 31, 2012	February 28, 2013	August 31, 2012
	(unaudited)		(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$ 48,674	$ 171,623	$ 14,476	$ 29,214	$ 564	$ 1,455
Net realized gain (loss) on investments	29,663	136,210	2,678	(96)	-	-
Net change in unrealized appreciation
(depreciation) on investments	(72,911)	(3,251)	(1,460)	98,062	-	-
Net increase (decrease) in net assets
resulting from operations	5,426	304,582	15,694	127,180	564	1,455

Distributions to Shareholders:
Net Realized Gains:
Class I	(127,304)	(151,542)	-	-	-	-
Class A	(1,908)	(1,649)	-	-	-	-
Class B	(17)	(192)	-	-	-	-
Class C	(5,856)	(7,404)	-	-	-	-
Net Investment Income:
Class I	(47,990)	(166,692)	(13,715)	(26,858)	(547)	(1,417)
Class A	(376)	(1,251)	(674)	(1,249)	(6)	(12)
Class B	(3)	(86)	-	(3)	-	-
Class C	(313)	(3,670)	(87)	(1,104)	(11)	(26)
Total Dividends and Distributions
to Shareholders	(183,767)	(332,486)	(14,476)	(29,214)	(564)	(1,455)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	635,407	1,941,950	203,599	476,844	2,868,679	8,734,614
Class A	110,707	21,142	26,793	65,029	30,700	10,269
Class B (a)	-	2,196	-	-	-	4,880
Class C	5,100	141,920	340	16,208	20,270	398,353
Reinvestment of dividends and distributions
Class I	166,683	293,477	13,660	26,680	541	1,406
Class A	1,868	2,498	265	540	4	9
Class B (a)	20	278	-	3	-	-
Class C	5,882	10,833	92	1,110	11	25
Cost of shares redeemed
Class I	(1,008,389)	(3,025,708)	(350,056)	(786,627)	(3,646,146)	(12,195,833)
Class A	(40,055)	(62,034)	(38,275)	(18,675)	(72)	(42,931)
Class B (a)	(4,269)	(11,208)	-	(2,419)	(4,331)	(11,407)
Class C	(127,333)	(274,336)	(4,229)	(192,141)	(119,783)	(419,976)
Net increase (decrease) in net assets from
share transactions of beneficial interest	(254,379)	(958,992)	(147,811)	(413,448)	(850,127)	(3,520,591)

Total Increase (Decrease) in Net Assets	(432,720)	(986,896)	(146,593)	(315,482)	(850,127)	(3,520,591)

Net Assets:
Beginning of period/year	9,740,988	10,727,884	3,881,013	4,196,495	12,005,256	15,525,847
End of period/year*	$ 9,308,268	$ 9,740,988	$ 3,734,420	$ 3,881,013	$ 11,155,129	$ 12,005,256
* Includes undistributed net investment
income (loss) at end of period/year	$ 1,125	$ 1,133	$ -	$ -	$ -	$ -

(a) Municipal Bond Portfolio Class B shares liquidated on May 1, 2012

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Global Enhanced Real Return		James Alpha Global Real Estate Investments
	Portfolio		Portfolio

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	February 28, 2013	August 31, 2012	February 28, 2013	August 31, 2012
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$ (2,903)	$ 99,820	$ 393,003	$ 533,943
Net realized gain (loss) on investments
and foreign currency transactions	322,901	31,459	4,453,265	2,396,273
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency transactions	22,003	128,457	845,028	470,738
Net increase (decrease) in net assets
resulting from operations	342,001	259,736	5,691,296	3,400,954

Distributions to Shareholders:
Net Realized Gains:
Class I	(40,233)	-	(66,154)	(3,563)
Class A	(67,582)	-	(1,100,318)	(611,791)
Class C	(7,545)	-	(222,371)	(22,330)
Net Investment Income:
Class I	(96,168)	(26,951)	(89,931)	(1,701)
Class A	(146,021)	(11,930)	(1,472,205)	(187,082)
Class C	(13,475)	-	(284,466)	(8,820)
Total Dividends and Distributions
to Shareholders	(371,024)	(38,881)	(3,235,445)	(835,287)

Share Transactions of
Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	9,309,449	310,839	9,904,233	1,115,685
Class A	9,466,968	8,498,731	44,008,246	7,388,027
Class C (a)	1,839,660	579,507	12,525,820	3,149,704
Reinvestment of dividends and distributions
Class I	124,137	26,951	111,686	5,264
Class A	201,489	9,992	1,999,842	659,354
Class C (a)	19,957	-	410,267	28,707
Redemption fee proceeds
Class I	-	-	-	43
Class A	-	-	-	1,870
Class C (a)	-	-	-	115
Cost of shares redeemed
Class I	(78,081)	(5,858)	(314,000)	(9,829)
Class A	(906,609)	(2,408,604)	(2,707,507)	(1,624,714)
Class C (a)	(197,775)	(2,111)	(5,360)	-
Net increase (decrease) in net assets from
share transactions of beneficial interest	19,779,195	7,009,447	65,933,227	10,714,226

Total Increase (Decrease) in Net Assets	19,750,172	7,230,302	68,389,078	13,279,893

Net Assets:
Beginning of period	13,652,177	6,421,875	25,435,102	12,155,209
End of period*	$ 33,402,349	$ 13,652,177	$ 93,824,180	$ 25,435,102
* Includes undistributed net investment
income (loss) at end of period/year	$ (81,784)	$ 176,783	$ (500,906)	$ 952,693

(a) Class C shares commenced operation on January 5, 2012

See accompanying notes to consolidated financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Trust commenced investment operations on September 2, 1994.  The Trust consists of fourteen portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio (collectively, the “Portfolios”).  Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Global Enhanced Real Return Portfolio is managed by Armored Wolf, LLC (“Armored Wolf”), the James Alpha Global Real Estate Investments Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”) and both are supervised by the Manager. With the exception of the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.  The following serve as advisers (the “Advisers”) to their respective Portfolio(s): DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Energy & Basic Materials, Financial Services and Large Capitalization Growth; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Fox Asset Management, LLC serves as Adviser to Small Capitalization, Municipal Bond and Investment Quality Bond; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Loomis, Sayles & Co., L.P. and Oak Associates, Ltd. serve as Advisers to Technology & Communications; M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; CLS Investments, LLC serves as Adviser to U.S. Government Money Market. Armored Wolf, LLC serves as Adviser to James Alpha Global Enhanced Real Return and Ascent Investment Advisors, LLC serves as Adviser to James Alpha Global Real Estate Investments. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.   Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

    The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios.   The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market James Alpha Global Enhanced Real Return

Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

Attractive long-term risk-adjusted returns relative to traditional financial market indices

James Alpha Global Real Estate	Total return consisting of current income and capital appreciation

     Currently, each Portfolio offers Class A, Class B, Class C and Class I shares with the exception of  the Municipal Bond Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio which offers Class A, Class C and Class I shares (the Trust has suspended sales of Class B shares with certain exceptions).   Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase.   Such fees are paid directly to the Portfolio from which the redemption is made.   Please see the Trust’s prospectus for additional details.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

(a)

Valuation of Investments

     Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price.  Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices.  Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.  U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value.   Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date.   Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.   Futures are valued based on their daily settlement value.  Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary Index.  Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available;

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

 and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region.   Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of February 28, 2013 for the Portfolio’s assets and liabilities measured at fair value:

Large Capitalization Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	19,041,890	-	-	19,041,890
Short-Term Investments	1,049,130	-	-	1,049,130
Collateral for Securities Loaned	578,977	-	-	578,977
Total	20,669,997	-	-	20,669,997

Large Capitalization Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	23,376,121	-	-	23,376,121
Short-Term Investments	297,855	-	-	297,855
Collateral for Securities Loaned	428,215	-	-	428,215
Total	24,102,191	-	-	24,102,191

Mid Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	14,053,976	-	-	14,053,976
Short-Term Investments	288,470	-	-	288,470
Collateral for Securities Loaned	544,065	-	-	544,065
Total	14,886,511	-	-	14,886,511

Small Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	10,899,493	-	-	10,899,493
Short-Term Investments	239,184	-	-	239,184
Collateral for Securities Loaned	442,163	-	-	442,163
Total	11,580,840	-	-	11,580,840

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Agriculture	$ 135,790	$ -	$ -	$ 135,790
Auto Manufacturers	-	120,233	-	120,233
Banks	249,044	519,097	-	768,141
Beverages	-	103,723	-	103,723
Chemicals	-	530,304	-	530,304
Commercial Services	-	77,125	-	77,125
Computers	-	131,179	-	131,179
Cosmetics/Personal Care	-	69,267	-	69,267
Distribution/Wholesale	-	230,817	-	230,817
Diversified Financial Services	-	162,577	-	162,577
Electric	-	87,062	-	87,062
Electronics	-	81,414	-	81,414
Engineering & Construction	-	134,894	-	134,894
Food	-	236,103	-	236,103
Healthcare-Products	-	176,707	-	176,707
Insurance	47,693	135,022	-	182,715
Investment Companies	-	162,716	-	162,716
Lodging	-	132,326	-	132,326
Machinery - Construction & Mining	-	96,139	-	96,139
Machinery - Diversified	-	201,981	-	201,981
Metal Fabricate/Hardware	-	111,757	-	111,757
Mining	107,574	340,690	-	448,264
Office/Business Equipment	-	119,982	-	119,982
Oil & Gas	-	519,280	-	519,280
Oil & Gas Services	-	107,296	-	107,296
Pharmaceuticals	176,085	193,254	-	369,339
Real Estate	-	159,018	-	159,018
Retail	-	389,160	-	389,160
Software	-	435,134	-	435,134
Telecommunications	90,253	114,764	-	205,017
Textiles	-	191,542	-	191,542
Transportation	-	78,378	-	78,378
Water	-	93,412	-	93,412
Short-Term Investments	123,572	-	-	123,572
Total	$ 930,011	$ 6,242,353	$ -	$ 7,172,364

Health & Biotechnology

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	16,856,944	-	-	16,856,944
Short-Term Investments	421,244	-	-	421,244
Total	17,278,188	-	-	17,278,188

Technology & Communications

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	50,415,201	-	-	50,415,201
Exchange Traded Funds	550,703	-	-	550,703
Short-Term Investments	3,397,423	-	-	3,397,423
Total	54,363,327	-	-	54,363,327

Energy & Basic Materials

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	4,212,296	-	-	4,212,296
Warrants	9,341	-	-	9,341
Short-Term Investments	75,135	-	-	75,135
Total	4,296,772	-	-	4,296,772

Financial Services

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	1,567,369	-	-	1,567,369
Short-Term Investments	30,497	-	-	30,497
Total	1,597,866	-	-	1,597,866

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

Investment Quality Bond

Assets	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	-	4,683,317	-	4,683,317
Corporate Bonds and Notes	-	4,393,487	-	4,393,487
Short-Term Investments	147,873	-	-	147,873
Collateral for Securities Loaned	1,184,375	-	-	1,184,375
Total	1,332,248	9,076,804	-	10,409,052

Municipal Bond

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds	-	3,610,877	-	3,610,877
Short-Term Investments	82,180	-	-	82,180
Total	82,180	3,610,877	-	3,693,057

U.S. Government Money Market

Assets	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	-	3,009,737	-	3,009,737
Repurchase Agreement	-	8,146,000	-	8,146,000
Total	-	11,155,737	-	11,155,737

James Alpha Global Enhanced Real Return

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	520,450	-	-	520,450
Exchange Traded Funds	383,153	-	-	383,153
Warrants	3,403	-	-	3,403
Corporate Bonds and Notes	-	9,747,335	-	9,747,335
U.S. Government	-	10,786,932	-	10,786,932
Options	23,095	-	-	23,095
Short-Term Investments	10,191,029	999,939	-	11,190,968
Total	11,121,130	21,534,206	-	32,655,336
Derivatives:
Futures Contracts	73,938	-	-	73,938
Total Return Swaps	-	(60,665)	-	(60,665)
Interest Rate Swaps	-	1,667	-	1,667
Total	73,938	(58,998)	-	14,940

James Alpha Global Real Estate Investments

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	89,217,032	-	-	89,217,032
Short-Term Investments	9,328,756	-	-	9,328,756
Total	98,545,788	-	-	98,545,788

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.

                  It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

* Refer to the Schedules of Investments for industry classifications.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Global Enhanced Real Return Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary.  JACC-SPC is a closed-end fund incorporated  as an exempted company under the companies law of the Cayman Islands on February 2, 2011 and is a disregarded entity for tax purposes.  All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Global Enhanced Real Return Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Global Enhanced Real Return Portfolio’s investments in the SPC is as follows:

	Inception Date of SPC	SPC Net Assets at February 28, 2013	% of Fund Total Assets at February 28, 2013
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$ 697,716	2.09%

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders.  Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2012 (for the tax year ended December 31, 2011 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

				Non-Expiring	Non-Expiring
Portfolio	2017	2018	2019	Short-Term	Long-Term	Total
Large Capitalization Value	$ 9,940,665	$ 2,343,762	$ -	$ -	$ -	$ 12,284,427
Large Capitalization Growth	3,540,981	466,182	-	-	-	4,007,163
Mid Capitalization	-	318,325	-	-	-	318,325
Small Capitalization	-	-	-	-	-	-
International Equity	405,567	1,863,505	-	31,066	57,566	2,357,704
Health & Biotechnology	-	322,425	-	-	-	322,425
Technology & Communications	-	-	-	-	-	-
Energy & Basic Materials	384,802	1,049,270	-	-	-	1,434,072
Financial Services	691,022	582,779	38,144	33,779	-	1,345,724
Investment Quality Bond	-	-	-	-	-	-
Municipal Bond	-	38,979	1,371	7,040	18,686	66,076
U.S. Government Money Market	-	-	-	-	-	-
James Alpha Global Enhanced Real Return	-	-	-	-	-	-
James Alpha Global Real Estate Investments	-	-	-	-	-	-

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2010-2013 returns (which does not include the 2010 James Alpha Global Real Estate Portfolio) and expected to be taken in the Portfolios’ 2012 and 2013 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona, New York State and foreign jurisdictions where the Portfolios make significant investments.  The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended February 28, 2013, the Portfolios did not incur any interest or penalties.

      (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

     The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually
James Alpha Global Enhanced Real Return	Annually	Annually Annually
James Alpha Global Real Estate Investments	Quarterly

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio.  Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

     (f) Repurchase Agreements

     In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.   Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.

MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.  For James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments management fees are payable to the Advisor monthly and are computed daily at the annual rate of 1.10% and 1.20% of the Portfolio’s average daily net assets respectively, and the Manager receives an annual supervision fee which is the greater of 0.10% of both Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

     For the six months ended February 28, 2013 the Manager waived $1,850 for Energy & Basic; $14,158 for Financial Services; $5,273 for Municipal Bond and $54,962 for U.S. Government Money Market; Armored Wolf waived $73,890 for James Alpha Global Enhanced Real Return.

       (b) Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Portfolios.

Certain officers of GFS and NLCS are also officers of the Trust.

     (c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A, B and C shares of the Portfolios.  The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, Armored Wolf and Ascent, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments Class A shares) and 1.00% of the average daily net assets of the Portfolios Class B and Class C shares (except for the James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments Portfolios which do not offer Class B shares).   A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, Armored Wolf and Ascent or other entities for providing support services.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.    The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. Ascent waived $3,610 for James Alpha Global Real Estate Investments Class C shares.  For the six months ended February 28, 2013, the Distributor waived $1,321 in fees for the U.S. Government Money Market Portfolio and $200 in fees for the Municipal Bond Portfolio.

    Class A shares are offered at net asset value plus a maximum sales load of 5.75%.   Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years.   Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%.   Class I shares are offered at net asset value.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

    For the six months ended February 28, 2013, the Distributor, Northern Lights Distributors, LLC (“NLD”) received sales charges on sales of the Portfolios’ Class A shares.   In addition, CDSCs were paid to the Manager for Class C shares.   The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC's
	Class A	Class C
Large Capitalization Value	$ 800	$ 15
Large Capitalization Growth	359	60
Mid Capitalization	276	-
Small Capitalization	187	-
International Equity	165	-
Health & Biotechnology	359	-
Technology & Communications	4,193	194
Energy & Basic Materials	38	-
Financial Services	20	-
Investment Quality Bond	247	-
Municipal Bond	-	-
U.S. Government Money Market	-	314
James Alpha Global Enhanced Real Return	547	-
James Alpha Global Real Estate Investments	66,870	60

(d) The Trust and the Manager, the Trust and Armored Wolf on behalf of the James Alpha Global Enhanced Real Return Portfolio and the Trust and Ascent on behalf of the James Alpha Global Real Estate Investments Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”).  In connection with the Expense Agreement, the Manager is currently voluntarily waiving, and Armored Wolf and Ascent are currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”).  The annual expense caps in effect at February 28, 2013 for each portfolio were:  3.00%, 3.60%, 3.60% and 2.60% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth,  Mid Capitalization, and Small Capitalization; 3.30%, 3.90%, 3.90% and 2.90% for Class A, B, C and I shares, respectively, of International Equity; 2.30%, 2.90%, 2.90% and 1.90% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares respectively, of U.S. Government Money Market; 3.40%, 4.00%, 4.00% and 3.00% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%, 1.25% and 2.25% for Class A, I and C shares, respectively, of James Alpha Global Enhanced Real Return; 2.75%, 1.80% and 2.98% for Class A, I and C shares, respectively, of James Alpha Global Real Estate Investments (prior to December 31, 2012 the Class I shares expense cap was 2.50%). Under the terms of the Expense Agreement, expenses borne by the Manager, Armored Wolf or Ascent are subject to reimbursement for up to three years from the date the fee or expense was incurred.   No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap.   The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice.  The Expense Agreement with Armored Wolf shall continue through December 31, 2013.  The Expense Agreement with Ascent shall continue for an initial term through December 31, 2014 for Class A and Class I shares and through December 31, 2013 for Class C shares.  The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery. For the six months ended February 28, 2013 Ascent Investment Advisors, LLC recaptured previously waived/reimbursed expenses in the amount of $136,964 from the James Alpha Global Real Estate Investments Portfolio.

Portfolio	8/31/2013	12/31/2013	8/31/2014	8/31/2015
Financial Services	12,580	-	20,904	15,233
Municipal Bond	11,041	-	-	-
U.S. Government Money Market	297,465	-	144,906	134,836
James Alpha Global Enhanced Real Return	-	-	42,825	-
James Alpha Global Real Estate Investments	-	435,952	317,203	-

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which certain portfolio expenses could be paid by such broker or rebates could be given to each participating Portfolio.   For the six months ended February 28, 2013, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $8,652; Large Capitalization Growth, $401; Mid Capitalization, $8; Health & Biotechnology, $658; Technology & Communications, $3,933; Energy & Basic Materials, $11; and Financial Services, $13.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

3.

INVESTMENT TRANSACTIONS

     (a) For the six months ended February 28, 2013, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$ 5,734,017	$ 7,645,964
Large Capitalization Growth	1,996,801	2,599,084
Mid Capitalization	4,162,656	3,971,434
Small Capitalization	2,021,900	2,653,866
International Equity	3,507,494	3,506,180
Health & Biotechnology	677,158	2,005,970
Technology & Communications	7,333,886	14,565,235
Energy & Basic Materials	752,141	1,053,391
Financial Services	161,398	227,812
Investment Quality Bond	1,546,894	1,493,941
Municipal Bond	-	110,338
James Alpha Global Enhanced Real Return	51,248,903	39,199,564
James Alpha Global Real Estate Investments	139,624,113	81,111,327

      (b) Certain Portfolios may enter into options contracts.  An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time.  Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

      Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily.  When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid.  When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.  When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.  When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

      Certain Portfolios may write covered call options.  This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

      When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily.  When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received.  When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.  When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

      The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

      The Portfolios may enter into options for hedging purposes.  The risk associated with purchasing options is limited to the premium originally paid.  The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

     (c) Certain Portfolios may enter into futures contracts.  The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective.  To manage equity price risk, the Portfolios may enter into futures contracts.  Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Portfolios recognize a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

     (d) Certain Portfolios may enter into foreign currency exchange contracts.  Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures.  Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

     (e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives.   The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments.   The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations.   The Portfolios segregate liquid securities

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

 having a value at least equal to the amount of their current obligation under any swap transaction.   Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities.   The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolios.

At February 28, 2013 the International Equity and James Alpha Global Enhanced Real Return Fund had the following open forward currency exchange contracts:

						Unrealized
Settlement	Foreign Currency Units				US Dollar	Appreciation
Date	to Receive/Deliver		In Exchange For		Value	(Depreciation)
To Sell:
3/4/2013	165,071	HKD	21,278	USD	$ 21,278	$ (9)
3/4/2013	233,681	DKK	41,056	USD	40,981	(75)
3/4/2013	569,727	JPY	6,200	USD	6,175	(24)
	Net Unrealized Loss on Forward Foreing Currency Exchange Contracts					$ (108)

James Alpha Global Enhanced Real Return Portfolio
						Unrealized
Settlement	Foreign Currendy Units				US Dollar	Appreciation
Date	to Receive/Deliver		In Exchange for		Value	(Depreciation)
To Buy:
3/20/2013	800,000	GBP	1,213,672	USD	$ 1,213,672	$ (15,212)
3/20/2013	1,500,000	PLN	471,472	USD	471,472	(11,348)
3/21/2013	5,942,063	JPY	5,942,063	USD	64,417	201
3/20/2013	350,000	EUR	429,165	CHF	457,704	(2,966)
3/20/2013	435,043	CHF	350,000	EUR	466,206	1,069
3/21/2013	825,000	EUR	104,573,700	JPY	1,078,883	(50,625)
3/21/2013	98,631,637	JPY	825,000	EUR	1,069,248	(34,014)
6/19/2013	1,000,000	EUR	1,219,708	CHF	1,308,734	(2,066)
To Sell:
3/20/2013	1,200,000	GBP	1,820,508	USD	1,820,508	53,714
3/20/2013	9,000,000	CZK	458,125	USD	458,125	20,026
3/20/2013	5,875	CHF	6,299	USD	6,299	13
3/20/2013	429,165	CHF	350,000	EUR	459,907	818
3/20/2013	350,000	EUR	435,043	CHF	457,704	7,341
3/21/2013	104,573,700	JPY	825,000	EUR	1,133,665	(4,116)
3/21/2013	825,000	EUR	98,631,637	JPY	1,078,883	23,070
6/19/2013	1,219,708	CHF	1,000,000	EUR	1,308,620	2,893
	Net Unrealized Gain/(Loss) on Forward Foreign Currency Exchange Contracts					$ (11,202)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolios.

The following is a summary of the location of derivative investments on the James Alpha Global Enhanced Real Return Funds Consolidated Statement of Assets and Liabilities as of February 28, 2013:

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investment securites	Unrealized depreciation on swaps
Interest rate contracts	Unrealized appreciation on futures
Currency		Payable on forward currency exchange contracts

Derivatives Investment value
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate Contracts	Total value at February 28, 2013
Futures	$ (5,450)	$ 54,794	$ -	$ 24,594	$ 73,938
Swap Contracts	(6,084)	-	(54,581)	1,667	(58,998)
Purchased Options	(26,830)	-	-	-	(26,830)
Forward Contracts	-	(11,202)	-	-	(11,202)
	$ (38,364)	$ 43,592	$ (54,581)	$ 26,261	$ (23,092)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

The following is a summary of the location of derivative investments on the James Alpha Global Enhanced Real Return Fund’s Consolidated Statement of Operations for the six months ended February 28, 2013:

Derivative Investment Type

Location of Gain (Loss) on Derivatives in the Consolidated Statement of Operations

Equity/Currency/Commodity/

Net realized gain (loss) from forward foreign currency exchange contracts

Interest rate contracts

Net realized gain (loss) from futures contracts

Net realized gain (loss) from option contracts

Net realized gain (loss) from Swap contracts

Appreciation (depreciation) on forward foreign currency exchange contracts

Appreciation (depreciation) on futures contracts

Appreciation (depreciation) on options contracts purchased

Appreciation (depreciation) on swap contracts

Realized gain/(loss) on derivatives recognized in the statement of operations
Derivative Investment type	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk	Total Value at February 28, 2013
Futures	$ (46,564)	$ (134,363)	$ (45,543)	$ 64,580	$ (161,890)
Purchased Options	-	-	-	-	-
Swap Contracts	31,909	-	(7,978)	22,757	46,688
Forward Contracts	-	-	-	-	-
	$ (14,655)	$ (134,363)	$ (53,521)	$ 87,337	$ (115,202)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the statement of operations
	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk	Total Value at February 28, 2013
Futures	$ 178	$ 85,611	$ 7,068	$ 30,517	$ 123,374
Purchased Options	(26,830)	-	-	-	(26,830)
Swap Contracts	(11,858)	-	(54,581)	1,667	(64,772)
Forward Contracts	-	(11,202)	-	-	(11,202)
	$ (38,510)	$ 74,409	$ (47,513)	$ 32,184	$ 20,570

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

4.

AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share.  For the periods indicated, transactions were as follows:

Class I Shares		Class A Shares	
	Six Months Ended February 28, 2013	Year Ended August 31, 2012	Six Months Ended February 28, 2013	Year Ended August 31, 2012
Large Capitalization Value				
Issued	62,707	165,188	3,255	216
Redeemed	(140,175)	(282,047)	(414)	(4,785)
Reinvested from Dividends	2,224	-	-	-
Net Increase (Decrease) in Shares	(75,244)	(116,859)	2,841	(4,569)
Large Capitalization Growth				
Issued	98,793	133,498	10,674	3,046
Redeemed	(114,550)	(424,171)	(7,789)	(3,669)
Reinvested from Dividends	14,457	153,223	122	1,401
Net Increase (Decrease) in Shares	(1,300)	(137,450)	3,007	778
Mid Capitalization				
Issued	84,712	178,583	7,372	4,891
Redeemed	(100,789)	(276,886)	(31,911)	(30,174)
Net Increase (Decrease) in Shares	(16,077)	(98,303)	(24,539)	(25,283)
Small Capitalization				
Issued	52,076	153,579	2,897	118
Redeemed	(116,090)	(302,290)	(137)	(2,985)
Reinvested from Dividends	-	54,243	-	187
Net Increase (Decrease) in Shares	(64,014)	(94,468)	2,760	(2,680)
International Equity				
Issued	67,612	97,546	2,154	157
Redeemed	(65,849)	(151,091)	-	(2,024)
Reinvested from Dividends	8,441	10,466	25	35
Net Increase (Decrease) in Shares	10,204	(43,079)	2,179	(1,832)
Health & Biotechnology				
Issued	11,897	120,256	2,941	24,810
Redeemed	(48,631)	(139,452)	(16,042)	(35,402)
Net Increase (Decrease) in Shares	(36,734)	(19,196)	(13,101)	(10,592)
Technology & Communications				
Issued	114,499	332,847	372,753	384,742
Redeemed	(565,659)	(995,957)	(303,705)	(1,180,006)
Reinvested from Dividends	11,421	106,938	10,954	83,599
Net Increase (Decrease) in Shares	(439,739)	(556,172)	80,002	(711,665)
Energy & Basic Materials				
Issued	10,678	25,638	375	3,252
Redeemed	(35,730)	(57,407)	(2,191)	(45,427)
Net Increase (Decrease) in Shares	(25,052)	(31,769)	(1,816)	(42,175)
Financial Services				
Issued	17,642	32,055	443	181
Redeemed	(28,641)	(49,332)	(327)	(13,443)
Net Increase (Decrease) in Shares	(10,999)	(17,277)	116	(13,262)
Investment Quality Bond				
Issued	62,635	191,600	10,895	2,095
Redeemed	(99,587)	(298,795)	(3,985)	(6,116)
Reinvested from Dividends	16,572	29,181	186	246
Net Increase (Decrease) in Shares	(20,380)	(78,014)	7,096	(3,775)
Municipal Bond				
Issued	19,885	47,400	2,637	6,584
Redeemed	(34,313)	(78,441)	(3,767)	(1,853)
Reinvested from Dividends	1,339	2,649	25	51
Net Increase (Decrease) in Shares	(13,089)	(28,392)	(1,105)	4,782
U.S. Government Money Market				
Issued	2,868,679	8,734,614	30,700	10,269
Redeemed	(3,646,146)	(12,195,832)	(72)	(42,931)
Reinvested from Dividends	541	1,406	4	9
Net Increase (Decrease) in Shares	(776,926)	(3,459,812)	30,632	(32,653)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

	Class B Shares			Class C Shares
	Six Months Ended	Year Ended August 31, 2009		Six Months Ended	Year Ended August 31, 2009
	February 28, 2013	August 31, 2012		February 28, 2013	August 31, 2012
Large Capitalization Value
Issued	-	98		1,645	8,152
Redeemed	(716)	(2,617)		(9,094)	(13,109)
Net Increase (Decrease) in Shares	(716)	(2,519)		(7,449)	(4,957)
Large Capitalization Growth
Issued	-	11		5,080	12,065
Redeemed	(572)	(1,906)		(19,922)	(18,212)
Reinvested from Dividends	4	352		1,198	12,489
Net Increase (Decrease) in Shares	(568)	(1,543)		(13,644)	6,342
Mid Capitalization
Issued	-	52		521	8,039
Redeemed	(627)	(3,550)		(10,024)	(4,795)
Net Increase (Decrease) in Shares	(627)	(3,498)		(9,503)	3,244
Small Capitalization
Issued	-	60		711	6,130
Redeemed	(280)	(4,135)		(9,958)	(33,299)
Reinvested from Dividends	-	157		-	4,256
Net Increase (Decrease) in Shares	(280)	(3,918)		(9,247)	(22,913)
International Equity
Issued	-	46		420	3,098
Redeemed	(167)	(1,544)		(3,087)	(16,663)
Reinvested from Dividends	-	5		-	101
Net Increase (Decrease) in Shares	(167)	(1,493)		(2,667)	(13,464)
Health & Biotechnology
Issued	-	-		220	1,782
Redeemed	(297)	(1,934)		(5,417)	(13,178)
Net Increase (Decrease) in Shares	(297)	(1,934)		(5,197)	(11,396)
Technology & Communications
Issued	-	-		42,697	123,274
Redeemed	(1,150)	(6,189)		(65,471)	(177,621)
Reinvested from Dividends	20	347		3,498	23,377
Net Increase (Decrease) in Shares	(1,130)	(5,842)		(19,276)	(30,970)
Energy & Basic Materials
Issued	-	-		398	4,480
Redeemed	(101)	(1,368)		(1,746)	(4,744)
Net Increase (Decrease) in Shares	(101)	(1,368)		(1,348)	(264)
Financial Services
Issued	-	-		144	1,192
Redeemed	(52)	(664)		(241)	(2,431)
Net Increase (Decrease) in Shares	(52)	(664)		(97)	(1,239)
Investment Quality Bond
Issued	-	217		503	14,144
Redeemed	(417)	(1,104)		(12,666)	(27,088)
Reinvested from Dividends	2	27		585	1,076
Net Increase (Decrease) in Shares	(415)	(860)		(11,578)	(11,868)
Municipal Bond
Issued	-	-	*	33	1,610
Redeemed	-	(235)		(415)	(18,977)
Reinvested from Dividends	-	-	*	9	111
Net Increase (Decrease) in Shares	-	(235)		(373)	(17,256)
U.S. Government Money Market
Issued	-	4,880		20,270	398,352
Redeemed	(4,331)	(11,407)		(119,783)	(419,976)
Reinvested from Dividends	-	-		11	26
Net Increase (Decrease) in Shares	(4,331)	(6,527)		(99,502)	(21,598)

*Amount less than $0.005

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

	Class I Shares		Class A Shares		Class C Shares
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	January 5, 2012(1)
	February 28, 2013	August 31, 2012	February 28, 2013	August 31, 2012	February 28, 2013	to August 31, 2012
James Alpha Global Enhanced Real Return
Issued	899,012	29,811	907,111	828,028	177,701	56,202
Redeemed	(7,509)	(560)	(86,775)	(233,747)	(19,132)	(204)
Reinvested from Dividends	12,017	2,666	19,543	988	1,945	-
Net Increase (Decrease) in Shares	903,520	31,917	839,879	595,269	160,514	55,998

	Class I Shares		Class A Shares		Class C Shares
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	January 5, 2012(1)
	February 28, 2013	August 31, 2012	February 28, 2013	August 31, 2012	February 28, 2013	to August 31, 2012
James Alpha Global Real Estate Investments
Issued	433,992	53,770	1,948,074	370,865	555,575	150,276
Redeemed	(14,156)	(456)	(120,263)	(81,139)	(294)	-
Reinvested from Dividends	5,088	261	91,054	33,510	18,703	1,414
Net Increase (Decrease) in Shares	424,924	53,575	1,918,865	323,236	573,984	151,690

  (1) Commencement of operation

5.   SECURITIES LENDING

     Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees.    Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.   A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios.   Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.   There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

    At February 28, 2013 the following portfolios loaned securities and received cash collateral for the loan.  This cash was invested in a BNY Mellon Overnight Government Fund.

	Market Value of	Market Value
Portfolio	Loaned Securities	of Collateral
Large Capitalization Value	$ 567,471	$ 578,977
Large Capitalization Growth	419,292	428,215
Mid Capitalization	529,214	544,066
Small Capitalization	431,178	442,163
Investment Quality Bond	1,160,582	1,184,375

  At February 28, 2013, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	0.18%
Large Capitalization Growth	2.20%
Mid Capitalization	0.15%
Small Capitalization	0.35%
Health & Biotechnology	0.04%
Investment Quality Bond	0.20%

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2012 was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$ -	$ -	$ -	$ -
Large Capitalization Growth	27,363	-	2,727,928	2,755,291
Mid Capitalization	-	-	-	-
Small Capitalization	-	-	481,512	481,512
International Equity	95,865	-	-	95,865
Health & Biotechnology	-	-	-	-
Technology & Communications	-	-	2,707,859	2,707,859
Energy & Basic Materials	-	-	-	-
Financial Services	-	-	-	-
Investment Quality Bond	198,447	-	134,039	332,486
Municipal Bond	85	29,129	-	29,214
U.S. Government Money Market	1,455	-	-	1,455
James Alpha Global Enhanced Real Return	38,881	-	-	38,881
James Alpha Global Real Estate Investments	762,829	-	72,458	835,287

The tax character of dividends paid during the period ended August 31, 2011 (for the period ended October 31, 2011 and December 31, 2010 for the James Alpha Global Enhanced Real Return Portfolio and James Alpha Global Real Estate Investments Portfolio, respectively) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$ -	$ -	$ -	$ -
Large Capitalization Growth	-	-	-	-
Mid Capitalization	-	-	-	-
Small Capitalization	-	-	-	-
International Equity	73,245	-	-	73,245
Health & Biotechnology	-	-	-	-
Technology & Communications	-	-	-	-
Energy & Basic Materials	-	-	-	-
Financial Services	-	-	-	-
Investment Quality Bond	289,037	-	207,843	496,880
Municipal Bond	114	47,178	-	47,292
U.S. Government Money Market	1,811	-	-	1,811
James Alpha Global Enhanced Real Return	-	-	-	-
James Alpha Global Real Estate Investments	390,222	-	499	390,721

Permanent book and tax differences, primarily attributable to net operating losses, foreign currency exchange gains (losses), paydown gains (losses), and adjustments for real estate investment trusts, partnerships, passive foreign investment company and wholly owned subsidiary, resulted in reclassification for the tax year ended August 31, 2012 as follows for:

Portfolio	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) & Investments and Foreign Currency Transactions
Large Capitalization Value	$ -	$ -	$ -
Large Capitalization Growth	(2,727,928)	(27,363)	2,755,291
Mid Capitalization	(10,530)	10,530	-
Small Capitalization	(278,980)	842	278,138
International Equity	-	(6,187)	6,187
Health & Biotechnology	(58,539)	58,539	-
Technology & Communications	(298,696)	298,696	-
Energy & Basic Materials	(1,219)	(619)	1,838
Financial Services	(888)	385	503
Investment Quality Bond	-	1,209	(1,209)
Municipal Bond	-	-	-
U.S. Government Money Market	(751)	-	751
James Alpha Global Enhanced Real Return	-	82,605	(82,605)
James Alpha Global Real Estate Investments	-	954,779	(954,779)

Net assets were unaffected by the above reclassifications.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

As of each of the Portfolio’s tax year-ended August 31, 2012 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2011 components of distributable earnings have been adjusted for August 31, 2012 activity), the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Other Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficits)
Large Capitalization Value	$ 31,580	$ -	$ -	$ (12,284,427)	$ (148,310)	$ 1,607,798	$ (10,793,359)
Large Capitalization Growth	-	-	-	(4,007,163)	-	962,309	(3,044,854)
Mid Capitalization	-	-	-	(318,325)	(5,988)	1,127,223	802,910
Small Capitalization	-	-	-	-	(42,862)	1,861,162	1,818,300
International Equity	88,251	-	-	(2,357,704)	(622,796)	(437,320)	(3,329,569)
Health & Biotechnology	-	-	-	(322,425)	(16,318)	2,573,716	2,234,973
Technology & Communications	-	-	68,587	-	(511,641)	7,196,086	6,753,032
Energy & Basic Materials	-	-	-	(1,434,072)	(37,342)	405,750	(1,065,664)
Financial Services	-	-	-	(1,345,724)	(63,801)	172,073	(1,237,452)
Investment Quality Bond	20,205	-	115,712	-	-	589,033	724,950
Municipal Bond	-	-	-	(66,076)	(96)	196,650	130,478
U.S. Government Money Market	-	-	-	-	-	-	-
James Alpha Global Enhanced Real Return	182,557	-	64,999	-	(110,289)	174,375	311,642
James Alpha Global Real Estate Investments	909,647	-	1,060,692	-	-	(567,156)	1,403,183

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Portfolios incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
Large Capitalization Value	$ -
Large Capitalization Growth	-
Mid Capitalization	5,988
Small Capitalization	42,862
International Equity	-
Health & Biotechnology	16,318
Technology & Communications	511,641
Energy & Basic Materials	37,342
Financial Services	9,905
Investment Quality Bond	-
Municipal Bond	-
U.S. Government Money Market	-
James Alpha Global Enhanced Real Return	-
James Alpha Global Real Estate Investments	-

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2013 (Unaudited)(Continued)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Portfolios incurred and elected to defer such foreign currency and capital losses as follows:

Capital
Portfolio	Losses
Large Capitalization Value Portfolio	$ 148,310
Large Capitalization Growth Portfolio	-
Mid Capitalization Portfolio	-
Small Capitalization Portfolio	-
International Equity Portfolio	622,796
Health & Biotechnology Portfolio	-
Technology & Communications Portfolio	-
Energy & Basic Materials Portfolio	-
Financial Services Portfolio	53,896
Investment Quality Bond Portfolio	-
Municipal Bond Portfolio	96
U.S. Government Money Market Portfolio	-
James Alpha Global Enhanced Real Return Portfolio	-
James Alpha Global Real Estate Investments Portfolio	-

7. UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The James Alpha Global Enhanced Real Return Portfolio currently invests a portion of its assets in the Milestone Treasury Obligations Portfolio.  The Portfolio may redeem its investment from the Milestone Treasury Obligations Portfolio at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the Milestone Treasury Obligations Portfolio.  The financial statements of the Milestone Treasury Obligations Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of February 28, 2013 the percentage of the Fund’s net assets invested in the Milestone Treasury Obligations Portfolio was 30.5%.

8.   NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01, which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Portfolios financial statements.

9.   SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2013		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 13.48		$ 12.02	$ 10.29	$ 10.36	$ 13.01	$ 21.99
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01		0.03	(0.05)	(0.01)	(0.02)	0.21
Net realized and unrealized gain (loss)	1.76		1.43	1.78	(0.06)	(2.41)	(6.46)
Total from investment operations	1.77		1.46	1.73	(0.07)	(2.43)	(6.25)
Dividends and Distributions:
Dividends from net investment income	(0.03)		-	-	-	(0.22)	(0.17)
Distributions from realized gains	-		-	-	-	-	(2.56)
Total dividends and distributions	(0.03)		-	-	-	(0.22)	(2.73)

Net Asset Value, End of Period	$ 15.22		$ 13.48	$ 12.02	$ 10.29	$ 10.36	$ 13.01

Total Return*	13.11%		12.15%	16.81%	(0.68)%	(18.14)%	(31.45)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 18,984		$ 17,837	$ 17,297	$ 15,475	$ 16,545	$ 22,021
Ratio of net operating expenses to
average net assets (2)	1.39%	(4)	1.45%	1.43%	1.44%	1.72%	1.46%
Ratio of net investment income (loss) to
average net assets	0.20%	(4)	0.22%	(0.39)%	(0.05)%	(0.26)%	1.25%
Portfolio Turnover Rate	31%		66%	109%	101%	82%	182%

	Large Cap Growth Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2013		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 18.33		$ 18.26	$ 14.27	$ 12.29	$ 17.24	$ 17.27
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.02		0.03	(0.14)	(0.15)	(0.13)	0.04
Net realized and unrealized gain (loss)	2.42		2.39	4.13	2.13	(4.79)	(0.07)
Total from investment operations	2.44		2.42	3.99	1.98	(4.92)	(0.03)
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	(0.03)	-
Distributions from realized gains	(0.27)		(2.35)	-	-	-	-
Total dividends and distributions	(0.27)		(2.35)	-	-	(0.03)	-

Net Asset Value, End of Period	$ 20.50		$ 18.33	$ 18.26	$ 14.27	$ 12.29	$ 17.24

Total Return*	13.43%		14.97%	27.96%	16.11%	(28.47)%	(0.17)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 22,078		$ 19,762	$ 22,202	$ 20,076	$ 21,720	$ 33,260
Ratio of net operating expenses to
average net assets (3)	1.54%	(4)	1.58%	1.50%	1.58%	1.91%	1.26%
Ratio of net investment income (loss) to
average net assets	0.29%	(4)	0.19%	(0.74)%	(1.06)%	(1.12)%	0.20%
Portfolio Turnover Rate	9%		16%	163%	151%	200%	167%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.48% for the six months ended February 28, 2013; 1.56% for the year ended August 31, 2012; 1.60% for the year ended August 31, 2011; 1.57% for the year ended August 31, 2010; 2.00% for the year ended August 31, 2009; and 1.52% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.54% for the six months ended February 28, 2013; 1.58% for the year ended August 31, 2012; 1.52% for the year ended  August 31, 2011; 1.61% for the year ended August 31, 2010; 1.91% for the year ended August 31, 2009; and 1.28% for the year ended August 31, 2008.

(4) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2013		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.45		$ 9.54	$ 7.89	$ 7.73	$ 9.28	$ 10.42
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.02		-	(0.06)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	1.66		0.91	1.71	0.21	(1.52)	(0.33)
Total from investment operations	1.68		0.91	1.65	0.16	(1.55)	(0.36)
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-	-
Distributions from realized gains	-		-	-	-	-	(0.78)
Total dividends and distributions	-		-	-	-	-	(0.78)

Net Asset Value, End of Period	$ 12.13		$ 10.45	$ 9.54	$ 7.89	$ 7.73	$ 9.28

Total Return*	16.08%		9.54%	20.91%	2.07%	(16.70)%	(3.59)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 11,113		$ 9,745	$ 9,827	$ 8,643	$ 9,594	$ 12,964
Ratio of net operating expenses to
average net assets (2)	1.81%	(5)	1.94%	1.83%	2.17%	2.34%	1.40%	(3)
Ratio of net investment income (loss) to
average net assets	0.30%	(5)	0.01%	(0.57)%	(0.64)%	(0.53)%	(0.30)%
Portfolio Turnover Rate	31%		60%	93%	124%	88%	89%

	Small Cap Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2013		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 8.30		$ 7.84	$ 6.85	$ 6.31	$ 9.06	$ 12.14
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	-		(0.03)	(0.01)	(0.01)	-	0.02
Net realized and unrealized gain (loss)	0.88		0.85	1.00	0.55	(1.89)	(0.32)
Total from investment operations	0.88		0.82	0.99	0.54	(1.89)	(0.30)
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-	(0.01)
Distributions from realized gains	-		(0.36)	-	-	(0.86)	(2.77)
Total dividends and distributions	-		(0.36)	-	-	(0.86)	(2.78)

Net Asset Value, End of Period	$ 9.18		$ 8.30	$ 7.84	$ 6.85	$ 6.31	$ 9.06

Total Return*	10.60%		10.77%	14.45%	8.56%	(19.18)%	(2.50)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 10,636		$ 10,151	$ 10,327	$ 9,737	$ 6,976	$ 11,124
Ratio of net operating expenses to
average net assets (4)	1.66%	(5)	1.72%	1.71%	1.72%	2.22%	1.66%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income	0.06%	(5)	(0.36)%	(0.07)%	(0.19)%	0.04%	0.25%
Portfolio Turnover Rate	20%		39%	31%	64%	77%	58%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 1.81% for the six months ended February 28, 2013; 1.95% for the year ended August 31, 2012; 1.84% for the year ended August 31, 2011; 2.18% for the year ended August 31, 2010; 2.35% for the year ended August 31, 2009; and 1.41% for the year ended August 31, 2008.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 1.37% for the same period for the Mid Capitalization Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 1.66% for the six months ended February 28, 2013; 1.72% for the year ended August 31, 2012; 1.71% for the year ended August 31, 2011; 1.72% for the year ended August 31, 2010; 2.24% for the year ended August 31, 2009; and 1.69% for the year ended August 31, 2008.

(5) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2013		August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)		2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$ 9.12		$ 10.04	$ 9.64	$ 9.60	$ 12.22		$ 14.73
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)		0.11	0.12	0.11	0.14		0.14
Net realized and unrealized gain (loss)	1.39		(0.89)	0.38	0.08	(2.59)		(2.49)
Total from investment operations	1.36		(0.78)	0.50	0.19	(2.45)		(2.35)
Dividends and Distributions:
Dividends from net investment income	(0.13)		(0.14)	(0.10)	(0.15)	(0.17)		(0.16)
Distributions from realized gains	-		-	-	-	-		-
Total dividends and distributions	(0.13)		(0.14)	(0.10)	(0.15)	(0.17)		(0.16)

Net Asset Value, End of Period	$ 10.35		$ 9.12	$ 10.04	$ 9.64	$ 9.60		$ 12.22

Total Return*	14.93%		(7.67)%	5.05%	1.87%	(19.65)%		(16.16)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 7,004		$ 6,079	$ 7,126	$ 7,418	$ 6,410		$ 8,867
Ratio of net operating expenses to
average net assets (2)	2.83%	(5)	2.69%	2.61%	2.25%	1.95%		1.92%
Ratio of net investment income (loss) to
average net assets	(0.63)%	(5)	1.22%	1.04%	1.06%	1.70%		1.00%
Portfolio Turnover Rate	52%		50%	43%	160%	52%		70%

	Health & Biotechnology Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2013		August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)		2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$ 20.85		$ 18.91	$ 15.02	$ 14.25	$ 14.37		$ 14.72
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	-		(0.04)	(0.08)	(0.14)	(0.13)		(0.14)
Net realized and unrealized gain (loss)	2.57		1.98	3.97	0.91	0.01		(0.21)
Total from investment operations	2.57		1.94	3.89	0.77	(0.12)		(0.35)
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-		-
Distributions from realized gains	-		-	-	-	-		-
Total dividends and distributions	-		-	-	-	-		-

Net Asset Value, End of Period	$ 23.42		$ 20.85	$ 18.91	$ 15.02	$ 14.25		$ 14.37

Total Return*	12.33%		10.26%	25.90%	5.40%	(0.84)%		(2.38)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 9,166		$ 8,929	$ 8,460	$ 7,605	$ 8,481		$ 8,199
Ratio of net operating expenses to
average net assets (3)	2.29%	(5)	2.26%	2.32%	2.39%	2.55%	(4)	2.29%	(4)
Ratio of net investment income (loss) to
average net assets	(0.04)%	(5)	(0.18)%	(0.42)%	(0.87)%	(1.10)%		(1.02)%
Portfolio Turnover Rate	4%		18%	8%	14%	27%		15%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 2.83% for the six months ended February 28, 2013; 2.70% for the year ended August 31, 2012; 2.63% for the year ended August 31, 2011; 2.29% for the year ended August 31, 2010; 2.04% for the year ended August 31, 2009; and 1.94% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.30% for the six months ended February 28, 2013; 2.27% for the year ended August 31, 2012; 2.34% for the year ended August 31, 2011; 2.41% for the year ended August 31, 2010; 2.56% for the year ended August 31, 2009; and 2.30% for the year ended August 31, 2008.

(4) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.55% and 1.83% respectively for the same period for the Health & Biotechnology Portfolio.

(5) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	2013		August 31,	August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 14.46		$ 13.05	$ 10.66		$ 8.01	$ 9.09	$ 9.95
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)		(0.15)	(0.27)		(0.23)	(0.15)	(0.15)
Net realized and unrealized gain (loss)	0.37		2.16	2.66		2.88	(0.93)	(0.71)
Total from investment operations	0.33		2.01	2.39		2.65	(1.08)	(0.86)
Dividends and Distributions:
Dividends from net investment income	-		-	-		-	-	-
Distributions from realized gains	(0.10)		(0.60)	-		-	-	-
Total dividends and distributions	(0.10)		(0.60)	-		-	-	-

Net Asset Value, End of Period	$ 14.69		$ 14.46	$ 13.05		$ 10.66	$ 8.01	$ 9.09

Total Return*	2.27%		16.32%	22.42%		33.08%	(11.88)%	(8.64)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 22,518		$ 28,525	$ 33,009		$ 8,651	$ 6,507	$ 7,317
Ratio of net operating expenses to
average net assets (2)	2.20%	(6)	2.18%	2.26%	(3)	2.67%	2.80%	2.29%	(3)
Ratio of net investment income (loss) to
average net assets	(0.63)%	(6)	(1.07)%	(1.81)%		(2.34)%	(2.32)%	(1.57)%
Portfolio Turnover Rate	14%		25%	603%		334%	279%	314%

	Energy & Basic Materials Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	2013		August 31,	August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 13.71		$ 14.62	$ 11.31		$ 10.72	$ 27.64	$ 34.71
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)		(0.09)	(0.27)		(0.22)	(0.13)	(0.39)
Net realized and unrealized gain (loss)	1.29		(0.82)	3.58		0.81	(11.23)	4.17
Total from investment operations	1.23		(0.91)	3.31		0.59	(11.36)	3.78
Dividends and Distributions:
Dividends from net investment income	-		-	-		-	-	-
Distributions from realized gains	-		-	-		-	(5.56)	(10.85)
Total dividends and distributions	-		-	-		-	(5.56)	(10.85)

Net Asset Value, End of Period	$ 14.94		$ 13.71	$ 14.62		$ 11.31	$ 10.72	$ 27.64

Total Return*	8.97%		(6.22)%	29.27%		5.50%	(35.08)%	10.71%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,850		$ 2,958	$ 3,620		$ 3,143	$ 3,090	$ 3,931
Ratio of net operating expenses to
average net assets (4)	3.00%	(6)	2.83%	2.68%	(5)	2.64%	2.81%	2.26%	(5)
Ratio of net investment income (loss) to
average net assets	(0.87)%	(6)	(0.54)%	(1.72)%		(1.77)%	(1.15)%	(1.28)%
Portfolio Turnover Rate	18%		46%	56%		65%	130%	139%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.22% for the six months ended February 28, 2013; 2.20% for the year ended August 31, 2012; 2.26% for the year ended August 31, 2011; 2.70% for the year ended August 31, 2010; 3.34% for the year ended August 31, 2009; and 2.39% for the year ended August 31, 2008.

(3) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.18% for the year ending August 31, 2011 and 2.23% for the year ending August 31, 2008 for the Technology & Communications Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.09% for the six months ended February 28, 2013; 2.84% for the year ended August 31, 2012; 2.69% for the year ended August 31, 2011; 2.64% for the year ended August 31, 2010; 3.00% for the year ended August 31, 2009; and 2.30% for the year ended August 31, 2008.

(5) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.55% for the year ending August 31, 2011 and 2.21% for the year ending August 31, 2008 for the Energy & Basic Materials Portfolio.

(6) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2013		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 6.17		$ 5.63	$ 5.61	$ 6.36	$ 8.58	$ 12.13
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)		(0.04)	(0.09)	(0.12)	(0.03)	0.01
Net realized and unrealized gain (loss)	0.91		0.58	0.11	(0.63)	(2.19)	(2.41)
Total from investment operations	0.89		0.54	0.02	(0.75)	(2.22)	(2.40)
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-	-
Distributions from realized gains	-		-	-	-	-	(1.15)
Total dividends and distributions	-		-	-	-	-	(1.15)

Net Asset Value, End of Period	$ 7.06		$ 6.17	$ 5.63	$ 5.61	$ 6.36	$ 8.58

Total Return*	14.42%		9.59%	0.36%	(11.79)%	(25.87)%	(21.73)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,411		$ 1,301	$ 1,284	$ 1,216	$ 1,124	$ 1,450
Ratio of net operating expenses to
average net assets (2)	3.00%	(5)	2.99%	2.99%	2.99%	2.78%	2.29%
Ratio of net investment income (loss) to
average net assets	(0.69)%	(5)	(0.65)%	(1.45)%	(1.87)%	(0.54)%	0.13%
Portfolio Turnover Rate	11%		33%	56%	104%	92%	87%

	Investment Quality Bond Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2013		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.22		$ 10.24	$ 10.52	$ 10.15	$ 9.90	$ 9.75
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.05		0.18	0.27	0.31	0.28	0.36
Net realized and unrealized gain (loss)	(0.05)		0.14	(0.10)	0.37	0.25	0.15
Total from investment operations	(0.00)		0.32	0.17	0.68	0.53	0.51
Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.18)	(0.27)	(0.31)	(0.28)	(0.36)
Distributions from realized gains	(0.14)		(0.16)	(0.18)	-	-	-
Total dividends and distributions	(0.19)		(0.34)	(0.45)	(0.31)	(0.28)	(0.36)

Net Asset Value, End of Period	$ 10.03		$ 10.22	$ 10.24	$ 10.52	$ 10.15	$ 9.90

Total Return*	0.03%		3.19%	1.64%	6.78%	5.44%	5.30%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 8,861		$ 9,235	$ 10,052	$ 11,997	$ 14,135	$ 13,350
Ratio of net operating expenses to
average net assets (3)	1.59%	(5)	1.56%	1.52%	1.75%	1.69%	1.40%	(4)
Ratio of net investment income (loss) to
average net assets	1.08%	(5)	1.75%	2.58%	2.99%	2.79%	3.66%
Portfolio Turnover Rate	16%		43%	26%	31%	45%	39%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 4.85% for the six months ended February 28, 2013; 4.05% for the year ended August 31, 2012; 4.19% for the year ended August 31, 2011; 3.81% for the year ended August 31, 2010; 4.17% for the year ended August 31, 2009; and 3.29% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.59% for the six months ended February 28, 2013; 1.56% for the year ended August 31, 2012; 1.52% for the year ended August 31, 2011; 1.75% for the year ended August 31, 2010; 1.69% for the year ended August 31, 2009; and 1.40% for the year ended August 31, 2008.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 1.36% for the same period for the Investment Quality Bond Portfolio.

(5) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2013		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 10.18		$ 9.94		$ 10.06		$ 9.68		$ 9.93		$ 9.99
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.04		0.08		0.12		0.19		0.25		0.32
Net realized and unrealized gain (loss)	-		0.24		(0.11)		0.38		(0.11)		0.00	**
Total from investment operations	0.04		0.32		0.01		0.57		0.14		0.32
Dividends and Distributions:
Dividends from net investment income	(0.04)		(0.08)		(0.13)		(0.19)		(0.25)		(0.32)
Distributions from realized gains	-		-		-		-		(0.14)		(0.06)
Total dividends and distributions	(0.04)		(0.08)		(0.13)		(0.19)		(0.39)		(0.38)

Net Asset Value, End of Period	$ 10.18		$ 10.18		$ 9.94		$ 10.06		$ 9.68		$ 9.93

Total Return*	0.39%		3.23%		0.08%		6.00%		1.22%		3.24%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 3,253		$ 3,384		$ 3,585		$ 3,089		$ 2,512		$ 3,067
Ratio of net operating expenses to
average net assets (2)	1.90%	(5)	1.90%		1.60%		1.90%		1.74%		1.40%
Ratio of net investment income (loss) to
average net assets	0.84%	(5)	0.80%		1.25%		1.96%		2.55%		3.16%
Portfolio Turnover Rate	0%		13%		31%		17%		26%		3%

	U.S. Government Money Market Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2013		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Net realized and unrealized gain (loss)	-		-		-		-		-		-
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Dividends and Distributions:
Dividends from net investment income	0.00	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)
Distributions from realized gains	-		-		-		-		-		-
Total dividends and distributions	0.00	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return*	0.00%		0.00%		0.01%		0.01%		0.10%		2.07%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 10,824		$ 11,619		$ 15,061		$ 19,253		$ 26,827		$ 26,601
Ratio of net operating expenses to
average net assets (3)	0.16%	(5)	0.12%		0.14%		0.15%	(4)	0.70%	(4)	1.25%
Ratio of net investment income (loss) to
average net assets	0.01%	(5)	0.01%		0.01%		0.01%		0.09%		1.93%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.18% for the six months ended February 28, 2013; 2.07% for the year ended August 31, 2012; 1.60% for the year ended August 31, 2011; 2.26% for the year ended August 31, 2010; 1.89% for the year ended August 31, 2009; and 1.71% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.15% for the six months ended February 28, 2013; 1.08% for the year ended August 31, 2012; 0.99% for the year ended August 31, 2011; 1.48% for the year ended August 31, 2010; 1.32% for the year ended August 31, 2009 and 1.27% for the year ended August 31, 2008.

(4) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.   The ratio of net operating expenses to average daily net assets including these expenses was 0.16% during the year ended August 31, 2010 and 0.78% during the year ended August 31, 2009.

(5) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class I Shares
	Six Months
	Ended				February 1,
	February 28,		Year Ended		2011 (1) to
	2013		August 31,		August 31,
	(Unaudited)		2012		2011
Net Asset Value, Beginning of Period	$ 10.45		$ 10.28		$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.01		0.10		0.09
Net realized and unrealized gain (loss)	0.15		0.12		0.19
Total from investment operations	0.16		0.22		0.28
Dividends and Distributions:
Dividends from net investment income	(0.14)		(0.05)		-
Distributions from realized gains	(0.06)		-		-
Total dividends and distributions	(0.20)		(0.05)		-

Net Asset Value, End of Period	$ 10.41		$ 10.45		$ 10.28

Total Return*	1.51%		2.11%		2.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 15,926		$ 6,541		$ 6,105
Ratio of net operating expenses to
average net assets (4)	1.25%	(3)	1.25%		1.25%	(3)
Ratio of net investment income (loss) to
average net assets	0.11%	(3)	0.93%		1.58%	(3)
Portfolio Turnover Rate	263%		373%		105%
	James Alpha Global Real Estate Investments Portfolio - Class I Shares
	Six Months
	Ended				August 1,
	February 28,		Year Ended		2011 (1) to
	2013		August 31,		August 31,
	(Unaudited)		2012		2011
Net Asset Value, Beginning of Period	$ 21.85		$ 19.11		$ 20.72
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.22		1.35		0.03
Net realized and unrealized gain (loss)	2.61		2.42		(1.64)
Total from investment operations	2.83		3.77		(1.61)
Dividends and Distributions:
Dividends from net investment income	(0.95)		(0.25)		-
Distributions from realized gains	(0.72)		(0.78)		-
Total dividends and distributions	(1.67)		(1.03)		-

Net Asset Value, End of Period	$ 23.01		$ 21.85		$ 19.11

Total Return*	13.52%		23.60%		(7.77)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 11,012		$ 1,172		$ 1
Ratio of net operating expenses to
average net assets	1.80%	(3,6)	2.50%	(6)	2.50%	(3,5)
Ratio of net investment income (loss) to
average net assets	1.96%	(3)	6.42%		4.00%	(3)
Portfolio Turnover Rate	170%		519%		284%
(1) Commencement of offering.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Armored Wolf, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Enhanced Real Return Portfolio: 1.95% for the six months ended February 28, 2013; 2.43% for the year ended August 31, 2012 and 3.62% for the period ended August 31, 2011.

(5) Before the application of any fees waived or reimbursed by Ascent Investment Advisors, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Real Estate Investments Portfolio: 4.33% for the period ended August 31, 2011.

(6) During the six months ended February 28, 2013 and the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.74% and 2.50%, respectively.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses.    The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.   Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from September 1, 2012 through February 28, 2013.

Actual Expenses:  The first table provides information about actual account values and actual expenses.  The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period.  Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

Beginning Account Value – 9/1/2012		Ending Account Value – 2/28/2013	Expense Paid 9/1/2012-2/28/2013*	Expense Ratio [Annualized]
Actual Expenses – Table 1:
Large Capitalization Value – Class I	$1,000.00	$1,131.10	$7.32	1.39%
Large Capitalization Value – Class A	1,000.00	1,130.00	9.32	1.77%
Large Capitalization Value – Class B	1,000.00	1,129.70	12.59	2.39%
Large Capitalization Value – Class C	1,000.00	1,124.80	12.87	2.45%
Large Capitalization Growth – Class I	1,000.00	1,037.90	8.13	1.54%
Large Capitalization Growth – Class A	1,000.00	1,132.40	10.23	1.94%
Large Capitalization Growth – Class B	1,000.00	1,138.80	13.59	2.57%
Large Capitalization Growth – Class C	1,000.00	1,128.90	13.42	2.55%
Mid Capitalization – Class I	1,000.00	1,160.80	9.67	1.81%
Mid Capitalization – Class A	1,000.00	1,158.00	11.79	2.21%
Mid Capitalization – Class B	1,000.00	1,156.70	15.09	2.83%
Mid Capitalization – Class C	1,000.00	1,153.80	15.07	2.83%
Small Capitalization – Class I	1,000.00	1,106.00	8.64	1.66%
Small Capitalization – Class A	1,000.00	1,109.00	10.48	2.01%
Small Capitalization – Class B	1,000.00	1,101.50	13.72	2.64%
Small Capitalization – Class C	1,000.00	1,100.80	13.82	2.66%
International Equity – Class I	1,000.00	1,149.30	15.04	2.83%
International Equity – Class A	1,000.00	1,149.60	16.90	3.18%
International Equity – Class B	1,000.00	1,143.20	20.19	3.81%
International Equity – Class C	1,000.00	1,143.20	20.35	3.84%
Health & Biotechnology – Class I	1,000.00	1,123.30	12.02	2.29%
Health & Biotechnology – Class A	1,000.00	1,120.30	14.10	2.69%
Health & Biotechnology – Class B	1,000.00	1,117.10	17.22	3.29%
Health & Biotechnology – Class C	1,000.00	1,117.20	17.22	3.29%
Technology & Communications – Class I	1,000.00	1,022.70	11.00	2.20%
Technology & Communications – Class A	1,000.00	1,020.80	12.89	2.58%
Technology & Communications – Class B	1,000.00	1,018.30	15.97	3.20%
Technology & Communications – Class C	1,000.00	1,017.30	15.91	3.19%
Energy & Basic Materials – Class I	1,000.00	1,089.70	15.50	3.00%
Energy & Basic Materials – Class A	1,000.00	1,088.00	17.55	3.40%
Energy & Basic Materials – Class B	1,000.00	1,084.40	20.62	4.00%
Energy & Basic Materials – Class C	1,000.00	1,085.00	20.62	4.00%
Financial Services – Class I	1,000.00	1,144.20	15.91	3.00%
Financial Services – Class A	1,000.00	1,000.00	18.01	3.40%
Financial Services – Class B	1,000.00	1,139.10	21.16	4.00%
Financial Services – Class C	1,000.00	1,139.10	21.16	4.00%
Investment Quality Bond – Class I	1,000.00	1,000.30	7.86	1.59%
Investment Quality Bond – Class A	1,000.00	998.40	9.78	1.98%
Investment Quality Bond – Class B	1,000.00	995.60	12.34	2.50%
Investment Quality Bond – Class C	1,000.00	996.10	12.39	2.51%
Municipal Bond – Class I	1,000.00	1,003.90	9.41	1.90%
Municipal Bond – Class A	1,000.00	1,003.10	11.39	2.30%
Municipal Bond – Class C	1,000.00	1,001.40	14.35	2.90%
U.S. Government Money Market – Class I	1,000.00	1,000.00	0.79	0.16%
U.S. Government Money Market – Class A	1,000.00	1,000.00	0.79	0.16%
U.S. Government Money Market – Class B	1,000.00	1,000.00	0.84	0.17%
U.S. Government Money Market – Class C	1,000.00	1,000.00	0.79	0.16%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,014.80	7.47	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	1,010.80	11.19	2.25%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,015.10	6.23	1.25%
James Alpha Global Real Estate Investments – Class A	1,000.00	1,132.50	14.50	2.75%
James Alpha Global Real Estate Investments – Class C James Alpha Global Real Estate Investments – Class I	1,000.00 1,000.00	1,130.10 1,135.20	15.70 9.50	2.98% 1.80%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes:  The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period.  This information may be used to compare the ongoing costs of investing in the fund and other mutual funds.  To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Beginning Account Value – 9/1/2012		Ending Account Value – 2/28/2013	Expense Paid 9/1/2012-2/28/2013*	Expense Ratio [Annualized]
Hypothetical [5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,017.85	$6.94	1.39%
Large Capitalization Value – Class A	1,000.00	1,015.97	8.82	1.77%
Large Capitalization Value – Class B	1,000.00	1,012.91	11.90	2.39%
Large Capitalization Value – Class C	1,000.00	1,012.61	12.19	2.45%
Large Capitalization Growth – Class I	1,000.00	1,017.11	7.68	1.54%
Large Capitalization Growth – Class A	1,000.00	1,015.13	9.67	1.94%
Large Capitalization Growth – Class B	1,000.00	1,012.02	12.79	2.57%
Large Capitalization Growth – Class C	1,000.00	1,012.12	12.69	2.55%
Mid Capitalization – Class I	1,000.00	1,015.78	9.02	1.81%
Mid Capitalization – Class A	1,000.00	1,013.80	11.00	2.21%
Mid Capitalization – Class B	1,000.00	1,010.73	14.07	2.83%
Mid Capitalization – Class C	1,000.00	1,010.73	14.07	2.83%
Small Capitalization – Class I	1,000.00	1,016.52	8.28	1.66%
Small Capitalization – Class A	1,000.00	1,014.79	10.01	2.01%
Small Capitalization – Class B	1,000.00	1,011.67	13.13	2.64%
Small Capitalization – Class C	1,000.00	1,011.57	13.23	2.66%
International Equity – Class I	1,000.00	1,010.73	14.07	2.83%
International Equity – Class A	1,000.00	1,009.00	15.80	3.18%
International Equity – Class B	1,000.00	1,005.88	18.90	3.81%
International Equity – Class C	1,000.00	1,005.74	19.04	3.84%
Health & Biotechnology – Class I	1,000.00	1,013.40	11.40	2.29%
Health & Biotechnology – Class A	1,000.00	1,011.42	13.38	2.69%
Health & Biotechnology – Class B	1,000.00	1,008.46	16.34	3.29%
Health & Biotechnology – Class C	1,000.00	1,008.46	16.34	3.29%
Technology & Communications – Class I	1,000.00	1,013.85	10.96	2.20%
Technology & Communications – Class A	1,000.00	1,011.97	12.84	2.58%
Technology & Communications – Class B	1,000.00	1,008.90	15.90	3.20%
Technology & Communications – Class C	1,000.00	1,008.95	15.85	3.19%
Energy & Basic Materials – Class I	1,000.00	1,009.89	14.91	3.00%
Energy & Basic Materials – Class A	1,000.00	1,007.91	16.88	3.40%
Energy & Basic Materials – Class B	1,000.00	1,004.95	19.83	4.00%
Energy & Basic Materials – Class C	1,000.00	1,004.95	19.83	4.00%
Financial Services – Class I	1,000.00	1,009.89	14.91	3.00%
Financial Services – Class A	1,000.00	1,007.91	16.88	3.40%
Financial Services – Class B	1,000.00	1,004.95	19.83	4.00%
Financial Services – Class C	1,000.00	1,004.95	19.83	4.00%
Investment Quality Bond – Class I	1,000.00	1,016.86	7.93	1.59%
Investment Quality Bond – Class A	1,000.00	1,014.93	9.86	1.98%
Investment Quality Bond – Class B	1,000.00	1,012.36	12.44	2.50%
Investment Quality Bond – Class C	1,000.00	1,012.31	12.49	2.51%
Municipal Bond – Class I	1,000.00	1,015.33	9.47	1.90%
Municipal Bond – Class A	1,000.00	1,013.35	11.45	2.30%
Municipal Bond – Class C	1,000.00	1,010.39	14.42	2.90%
U.S. Government Money Market – Class I	1,000.00	1,023.94	0.80	0.16%
U.S. Government Money Market – Class A	1,000.00	1,023.94	0.80	0.16%
U.S. Government Money Market – Class B	1,000.00	1,023.89	0.85	0.17%
U.S. Government Money Market – Class C	1,000.00	1,023.89	0.80	0.16%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,017.31	7.48	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	1,018.55	6.24	2.25%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,018.55	6.24	1.25%
James Alpha Global Real Estate Investments – Class A	1,000.00	1,011.13	13.68	2.75%
James Alpha Global Real Estate Investments – Class C	1,000.00	1,015.83	8.97	2.98%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,015.83	8.97	1.80%

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the days in reporting period).

Rev July 2011
FACTS?	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’ t share
For nonaffiliates to market to you	No	We don’ t share

Questions?

Call 1-800-807-FUND

Page 2

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2012 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission's ("SEC") website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.    Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.   Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.   Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holders.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of February 28, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Saratoga Advantage Trust

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

5/8/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date

5/8/13

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

5/8/13

* Print the name and title of each signing officer under his or her signature.